UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23924

StepStone Private Credit Income Fund

(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Credit Income Fund

Consolidated Financial Statements

For the Year Ended December 31, 2025

Annual Report

StepStone Private Credit Income Fund

Table of Contents

For the Year Ended December 31, 2025

Management's Discussion of Fund Performance (unaudited)	2-3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5-36
Consolidated Statement of Assets and Liabilities	37-38
Consolidated Statement of Operations	39
Consolidated Statements of Changes in Net Assets	40-41
Consolidated Statement of Cash Flows	42-43
Consolidated Financial Highlights	44-46
Notes to Consolidated Financial Statements	47-73
Trustees and Officers (unaudited)	74-75
Other Information (unaudited)	76
Privacy Notice (unaudited)	77-79

StepStone Private Credit Income Fund

Management's Discussion of Fund Performance (unaudited)

December 31, 2025

Introduction

StepStone Private Credit Income Fund (“CRDEX” or the “Fund”) is a private credit, direct lending solution that seeks to generate current income and, to a lesser extent, long-term capital appreciation. The Fund launched in June 2024 and maintains a strategy of investing in private credit assets via direct loans, specialty credit, and investment funds. CRDEX offers access to top-tier private credit investments with exposure that varies across sectors, markets, investment partners and borrowers with a focus on managing risk and targeting attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, CRDEX’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, CRDEX raises capital daily while providing liquidity through quarterly repurchase offers. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Investment Activity, Performance1 and Benchmark

As of December 31, 2025, the Fund has invested in 2,820 positions with 1,800 borrowers and reached assets under management of $1.0 billion. We are pleased to report that CRDEX (Class I) generated a total return of 9.50% for the year ended December 31, 2025, outpacing the Morningstar LSTA US Leveraged Loan2 and Bloomberg US Aggregate Bond2 indexes, CRDEX’s primary benchmarks, which reported gains of 5.90% and 7.30%, respectively, during the same period.

The Fund deploys capital daily into direct lending and specialty credit strategies primarily through private investments in secured debt securities. Interest income totaled approximately $111.6 million for the year ended December 31, 2025, and was the primary driver of the Fund’s total return.

Contributions to the Fund’s performance were led by exposure to direct lending and specialty credit floating rate debt securities. There were no material detractors from the Fund’s performance over the period.

Liquidity and Share Repurchases

We believe CRDEX has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in 2026. As of December 31, 2025, CRDEX has $175.2 million available to be drawn under its aggregate $512.5 million credit facilities.

During fiscal year 2025, CRDEX conducted its quarterly share repurchases, allowing for the repurchase of between 5% and 25% of outstanding shares. These repurchases, completed on a quarterly basis, represented 1.74% or less of shares outstanding in each quarter during the year ended December 31, 2025. Over this period, the Fund made four repurchase offers, resulting in 2,188,314 shares being repurchased for a total of $22,431,827.

Investment Approach

CRDEX seeks to offer investors access to a broadly diversified private credit strategy focused on senior secured direct lending, using a multi-lender approach, whereby the adviser utilizes a variety of investment partners to source investment opportunities for the Fund.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of December 31, 2025 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of December 31, 2025[1]
	1 Year	Since Inception[3]
StepStone Private Credit Income Fund, Class I	9.50%	14.82%
StepStone Private Credit Income Fund, Class D	9.36%	14.68%
StepStone Private Credit Income Fund, Class S	8.88%	14.18%
Morningstar LSTA US Leveraged Loan Index[2]	5.90%	10.91%
Bloomberg US Aggregate Bond Index[2]	7.30%	10.46%

StepStone Private Credit Income Fund

Management's Discussion of Fund Performance (unaudited) (continued)

December 31, 2025

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan. Total returns shown assume the maximum sales load is deducted from the initial investment.

[2]	The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Both indices are CRDEX's primary benchmarks. The inception to date return shown is from June 3, 2024 to December 31, 2025 to match the inception of the Fund share classes.

[3]	The date of inception for all share classes is June 3, 2024.

Ernst & Young LLP	Tel: +1 212 773 3000
One Manhattan West	ey.com
New York, NY 10001-8604

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of StepStone Private Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year ended December 31, 2025 and for the period from June 3, 2024 (commencement of operations) through December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, and the consolidated changes in its net assets and its consolidated financial highlights for the year ended December 31, 2025 and for the period from June 3, 2024 (commencement of operations) through December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, syndication agents and underlying investees; when replies were not received from the syndication agents and underlying investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

February 27, 2026

A member firm of Ernst & Young Global Limited

StepStone Private Credit Income Fund

Consolidated Schedule of Investments

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments - 118.7% of NAV
Senior Secured Loans - 89.8% of NAV									1,2,3,4
Europe - 2.1% of NAV
Clarion Events Holdings Inc.	First Lien Term Loan	8.76%	3M SOFR	5.00%	11/12/2032	$3,811,387	$3,773,328	$3,772,971	5,6,19
Kee Safety LLC	First Lien Term Loan	8.41%	1M SOFR	4.75%	3/31/2032	5,651,038	5,594,809	5,587,596	5,6,19
Quotient Science	First Lien Term Loan	9.89%	3M SOFR	6.00%	11/4/2029	1,072,727	1,070,050	1,071,994	5,6,19
Quotient Science	First Lien Term Loan	9.69%	6M SOFR	6.00%	11/4/2029	2,927,273	2,919,966	2,925,272	5,6,19
SERB Pharmaceuticals	First Lien Term Loan	9.06%	3M SOFR	5.00%	8/13/2032	7,771,383	7,674,624	7,675,511	5,6,19
Total Direct Lending - Senior Secured Loans - Europe							$21,032,777	$21,033,344
North America - 87.4% of NAV
AAH Topco, LLC	Delayed Draw	8.82%	1M SOFR	5.00%	12/22/2027	$3,152,502	$887,189	$884,403	5,6,8,10
ABC Technologies Inc.	First Lien Term Loan	12.17%	1M SOFR	8.25%	8/22/2031	2,068,271	1,993,431	1,992,143	5,6,10,19
Accordion Partners LLC	First Lien Term Loan	8.96%	3M SOFR	5.25%	11/17/2031	2,048,109	2,043,016	2,042,989	5,6,10,19
ACP Avenu Buyer, LLC	Delayed Draw	1.00%	3M SOFR		10/2/2029	248,846	(1,053)	(335)	5,6,7,8,11,26
ACP Avenu Buyer, LLC	Revolver	0.50%	3M SOFR		10/2/2029	87,096	(736)	(573)	5,6,7,8,11
ACP Avenu Buyer, LLC	First Lien Term Loan	8.99%	3M SOFR	5.00%	10/2/2029	291,710	289,174	289,811	5,6,11,19
ACP Avenu Buyer, LLC	First Lien Term Loan	8.74%	3M SOFR	4.75%	10/2/2029	371,906	368,427	368,815	5,6,11,19
ACP Oak Buyer, Inc.	Delayed Draw	8.78%	6M SOFR	5.00%	5/16/2031	1,408,451	1,401,767	1,401,876	5,6,11
ACP Oak Buyer, Inc.	Delayed Draw	8.78%	6M SOFR	5.00%	5/16/2031	1,408,451	1,120,068	1,120,186	5,6,8,11
ACP Oak Buyer, Inc.	Revolver	0.50%	3M SOFR		5/16/2031	1,267,606	(5,767)	(5,917)	5,6,7,8,11
ACP Oak Buyer, Inc.	First Lien Term Loan	9.17%	3M SOFR	5.00%	5/16/2031	5,885,916	5,858,518	5,858,441	5,6,11,19
ACR Group Borrower, LLC	First Lien Term Loan	10.60%	3M SOFR	6.00%	3/31/2028	304,108	304,587	303,930	5,6,11,20
Advanced Medical Management, LLC	Revolver	9.74%	3M SOFR	6.00%	6/18/2028	789,586	360,854	360,644	5,6,8,11
Advanced Medical Management, LLC	First Lien Term Loan	9.99%	3M SOFR	6.00%	6/18/2028	7,850,888	7,760,417	7,759,684	5,6,11,19
Alkeme Intermediary Holdings, LLC	Delayed Draw	8.67%	3M SOFR	5.00%	5/28/2027	1,975,675	1,963,591	1,964,383	5,6,11,19
Alkeme Intermediary Holdings, LLC	Delayed Draw	8.68%	3M SOFR	5.00%	5/28/2027	506,525	291,857	292,251	5,6,8,11
Alkeme Intermediary Holdings, LLC	Revolver	0.50%	3M SOFR		5/28/2027	30,404	(104)	(109)	5,6,7,8,11
Alkeme Intermediary Holdings, LLC	Delayed Draw	8.67%	3M SOFR	5.00%	5/28/2027	1,457,030	1,447,010	1,452,953	5,6,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Allworth Financial Group, L.P.	Delayed Draw	8.47%	1M SOFR	4.75%	12/23/2027	$3,810,040	$2,217,012	$2,224,954	5,6,8,11
Allworth Financial Group, L.P.	Revolver	0.50%	3M SOFR		12/23/2027	176,678	(551)	(1,060)	5,6,7,8,11
Ambient Enterprises Holdco LLC	First Lien Term Loan	8.92%	3M SOFR	5.25%	6/28/2030	936,868	925,219	925,294	5,6,11,19
Ambient Enterprises Holdco LLC	Delayed Draw	8.92%	3M SOFR	5.25%	6/28/2030	1,601,981	282,364	281,626	5,6,8,11
Ambient Enterprises Holdco LLC	Delayed Draw	0.75%	6M SOFR		6/28/2030	867,371	(12,541)	(13,659)	5,6,7,8,11,26
Ambient Enterprises Holdco LLC	First Lien Term Loan	9.09%	3M SOFR	5.25%	6/28/2030	519,121	511,369	510,946	5,6,11,19
Amercareroyal, LLC	First Lien Term Loan	8.72%	1M SOFR	5.00%	9/10/2030	2,576,385	2,550,974	2,556,680	5,6,11,19
Amercareroyal, LLC	Delayed Draw	1.00%	3M SOFR		9/10/2030	597,590	—	—	5,6,7,8,11,26
Amercareroyal, LLC	Delayed Draw	8.72%	1M SOFR	5.00%	9/10/2030	410,313	406,865	409,358	5,6,11,19
Amercareroyal, LLC	Revolver	8.72%	1M SOFR	5.00%	9/10/2030	385,542	136,334	136,810	5,6,8,11
American Family Care, LLC	Delayed Draw	1.00%	3M SOFR		2/28/2029	1,505,018	(6,860)	(7,587)	5,6,7,8,11,26
American Family Care, LLC	Revolver	0.50%	3M SOFR		2/28/2029	451,631	(2,057)	(2,277)	5,6,7,8,11
American Family Care, LLC	First Lien Term Loan	8.75%	3M SOFR	4.75%	2/28/2029	2,006,564	1,996,589	1,996,427	5,6,11,19
AmeriLife Holdings LLC	First Lien Term Loan	9.17%	3M SOFR	5.00%	8/31/2029	5,309,113	5,282,864	5,294,340	5,6,10,19
AmeriLife Holdings LLC	Delayed Draw	1.00%	3M SOFR		8/31/2029	1,787,698	(3,651)	4,469	5,6,7,8,10,26
AmeriLife Holdings LLC	Revolver	8.79%	3M SOFR	5.00%	8/31/2028	885,797	144,207	147,633	5,6,8,10
Amplify Buyer, Inc.	First Lien Term Loan	8.75%	3M SOFR	4.75%	9/17/2032	4,000,000	3,980,549	3,975,020	5,6,10,19
Any Hour LLC	First Lien Term Loan	8.92%	3M SOFR	5.25%	5/23/2030	2,336,710	2,309,021	2,293,499	5,6,9,19
Any Hour LLC	Revolver	8.96%	3M SOFR	5.25%	5/23/2030	346,320	286,961	284,505	5,6,8,9
Any Hour LLC	Delayed Draw	8.92%	3M SOFR	5.25%	5/23/2030	691,633	61,908	58,666	5,6,8,9
Apex Service Partners, LLC	Delayed Draw	8.78%	3M SOFR	5.00%	10/24/2030	2,149,808	2,131,407	2,143,722	5,6,11,19
Apex Service Partners, LLC	Revolver	8.86%	3M SOFR	5.00%	10/24/2029	96,927	24,666	24,656	5,6,8,11
Apex Service Partners, LLC	Delayed Draw	8.82%	3M SOFR	5.00%	10/24/2030	289,679	287,231	287,384	5,6,11,19
Apex Service Partners, LLC	First Lien Term Loan	8.82%	3M SOFR	5.00%	10/24/2030	1,217,087	1,206,802	1,207,448	5,6,11,19
Apex Service Partners, LLC	First Lien Term Loan	8.84%	3M SOFR	5.00%	10/24/2030	1,570,013	1,555,661	1,555,781	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Apex Service Partners, LLC	Delayed Draw	8.81%	3M SOFR	5.00%	10/24/2030	$4,613,355	$3,133,974	$3,151,561	5,6,8,11
Aprio Advisory Group, LLC	Delayed Draw	1.00%	3M SOFR		8/1/2031	286,557	(2,856)	(2,866)	5,6,7,8,11,26
Aprio Advisory Group, LLC	Delayed Draw	1.00%	3M SOFR		8/1/2031	3,688,525	(36,759)	(36,885)	5,6,7,8,11,26
Aprio Advisory Group, LLC	Revolver	0.50%	3M SOFR		8/1/2031	24,918	(248)	(249)	5,6,7,8,11
Aptean, Inc.	Delayed Draw	0.50%	3M SOFR		1/30/2031	2,460,152	(5,254)	(13,544)	5,6,7,8,10,26
Aptean, Inc.	Revolver	8.99%	1M SOFR	4.50%	1/30/2031	285,408	96,632	95,565	5,6,8,10
Aptean, Inc.	First Lien Term Loan	8.57%	3M SOFR	4.75%	1/30/2031	7,009,234	6,978,467	7,009,234	5,6,10
Aptive Environmental, LLC	Delayed Draw	1.00%	3M SOFR		10/15/2032	155,039	(1,505)	(1,474)	5,6,7,8,10,26
Aptive Environmental, LLC	Revolver	0.50%	3M SOFR		10/15/2032	310,078	(3,008)	(2,947)	5,6,7,8,10
Aptive Environmental, LLC	First Lien Term Loan	8.47%	1M SOFR	4.75%	10/15/2032	3,534,884	3,499,625	3,501,288	5,6,10,19
Archer Lewis, LLC	Delayed Draw	9.92%	3M SOFR	5.75%	8/28/2029	17,555	6,328	6,211	5,6,8,11
Archer Lewis, LLC	Revolver	9.63%	3M SOFR	5.75%	8/28/2029	35,211	34,816	34,530	5,6,11
Archer Lewis, LLC	First Lien Term Loan	9.75%	3M SOFR	5.75%	8/28/2029	1,234,241	1,218,931	1,210,289	5,6,11,19
Archer Lewis, LLC	Delayed Draw	9.75%	3M SOFR	5.75%	8/28/2029	17,401	17,206	17,063	5,6,11,19
Arcline Liberty Buyer LLC	Delayed Draw	—%	3M SOFR		12/1/2032	774,194	—	(7,794)	5,6,7,8,10,26
Arcline Liberty Buyer LLC	Revolver	0.50%	3M SOFR		12/1/2032	516,129	—	(5,196)	5,6,7,8,10
Arcline Liberty Buyer LLC	First Lien Term Loan	8.62%	1M SOFR	4.75%	12/1/2032	2,709,677	2,709,677	2,682,398	5,6,10,19
Arctic Holdco, LLC	Delayed Draw	9.16%	3M SOFR	5.25%	1/31/2032	200,909	122,772	122,421	5,6,8,11
Arctic Holdco, LLC	First Lien Term Loan	6.25%	3M SOFR	5.25%	1/31/2032	1,758,500	1,744,347	1,734,063	5,6,11,19
Arctic Holdco, LLC	Revolver	8.92%	3M SOFR	5.25%	1/31/2031	134,565	23,071	22,352	5,6,8,11
Argano LLC	First Lien Term Loan	9.23%	1M SOFR	5.50%	9/13/2029	5,108,615	5,049,010	5,030,286	5,6,11,19
Argano LLC	First Lien Term Loan	9.23%	1M SOFR	5.50%	9/13/2029	690,435	681,793	679,849	5,6,11
Argano LLC	Revolver	0.50%	3M SOFR		9/13/2029	166,836	(1,859)	(2,558)	5,6,7,8,11
Argano LLC	Delayed Draw	9.22%	1M SOFR	5.50%	9/13/2029	5,989,670	5,928,229	5,975,255	5,6,11
ASP Global Holdings, LLC	First Lien Term Loan	9.09%	3M SOFR	5.25%	7/31/2029	2,054,213	2,038,429	2,029,524	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
ASP Global Holdings, LLC	Revolver	9.06%	3M SOFR	5.25%	7/31/2029	$258,412	$213,429	$215,343	5,6,8,11
ASP Global Holdings, LLC	Delayed Draw	9.56%	3M SOFR	5.25%	7/31/2029	853,685	600,916	597,072	5,6,8,11
Assembled Intelligence LLC	First Lien Term Loan	8.92%	3M SOFR	5.25%	5/3/2029	520,987	517,089	516,548	5,6,11,19
Atlantic Pipe Services, LLC	Delayed Draw	1.00%	3M SOFR		12/1/2031	991,736	(12,227)	(11,953)	5,6,7,8,11,26
Atlantic Pipe Services, LLC	First Lien Term Loan	8.20%	6M SOFR	4.50%	12/1/2031	1,735,537	1,713,866	1,714,620	5,6,11,19
Autism Learning Partners Holdings	First Lien Term Loan	8.88%	3M SOFR	5.00%	8/16/2027	1,805,257	1,797,650	1,789,533	5,6,11,20
Aviation Technical Services, Inc.	First Lien Term Loan	9.65%	3M SOFR	5.75%	7/12/2029	1,316,667	1,309,059	1,306,764	5,6,11,19
Aviation Technical Services, Inc.	Revolver	0.50%	3M SOFR		7/12/2029	166,667	(912)	(1,253)	5,6,7,8,11
Avita Care Solutions	Revolver	0.50%	3M SOFR		8/6/2030	98,901	(1,175)	(1,265)	5,6,7,8,11
Avita Care Solutions	First Lien Term Loan	9.04%	3M SOFR	5.25%	8/6/2030	1,098,346	1,085,242	1,084,541	5,6,11,19
Axis Portable Air LLC	Delayed Draw	0.50%	3M SOFR		12/31/2030	1,047,273	(7,702)	(8,567)	5,6,7,8,11,26
Axis Portable Air LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	3/22/2028	523,636	519,703	519,603	5,6,11,19
Axis Portable Air, LLC	Revolver	0.50%	3M SOFR		3/22/2028	737,087	(4,541)	(2,705)	5,6,7,8,11
Axis Portable Air, LLC	Delayed Draw	8.67%	3M SOFR	5.00%	3/22/2028	395,313	393,703	393,163	5,6,11
Axis Portable Air, LLC	Delayed Draw	8.67%	3M SOFR	5.00%	3/22/2028	1,280,712	1,274,461	1,275,368	5,6,11,19
Axxiom Elevator LLC	First Lien Term Loan	8.35%	6M SOFR	4.75%	10/19/2029	1,668,058	1,670,714	1,668,056	5,6,11,20
Badge 21 Midco Holdings LLC	Delayed Draw	1.00%	3M SOFR		6/30/2032	1,098,200	(10,222)	(10,865)	5,6,7,8,11,26
Badge 21 Midco Holdings LLC	Revolver	10.75%	3M PRIME	4.00%	6/30/2032	694,752	45,647	45,233	5,6,8,11
Badge 21 Midco Holdings LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	6/30/2032	5,959,047	5,903,229	5,900,091	5,6,11,19
BBMA Buyer LLC	Delayed Draw	9.75%	3M SOFR	5.75%	1/2/2030	4,147,208	1,284,667	1,261,371	5,6,8,11
BC Group Holdings, Inc.	Delayed Draw	8.67%	3M SOFR	5.00%	12/21/2026	4,961,270	3,624,305	3,626,062	5,6,8,10
BCI Burke Holding Corp.	Delayed Draw	1.00%	3M SOFR		12/14/2027	838,634	(5,187)	(6,203)	5,6,7,8,11,26
BCI Burke Holding Corp.	First Lien Term Loan	10.00%	3M SOFR	6.00%	12/14/2027	2,815,325	2,787,550	2,794,443	5,6,11,19
Beacon Oral Specialists Management LLC	Delayed Draw	1.00%	3M SOFR		12/14/2026	1,010,633	(1,436)	(1,487)	5,6,7,8,11,26
Berlin Rosen Acquisition, LLC	First Lien Term Loan	9.47%	3M SOFR	5.50%	1/14/2027	1,152,012	1,145,000	1,145,946	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Berlin Rosen Acquisition, LLC	Revolver	9.47%	1M SOFR	5.50%	1/14/2027	$576,465	$486,568	$486,967	5,6,8,11
Berlin Rosen Acquisition, LLC	First Lien Term Loan	9.47%	1M SOFR	5.50%	1/14/2027	2,223,085	2,209,800	2,211,379	5,6,11,19
Big Top Holdings, LLC	Revolver	0.50%	3M SOFR		3/1/2030	25,000	(368)	(419)	5,6,7,8,11
Big Top Holdings, LLC	First Lien Term Loan	8.95%	3M SOFR	5.25%	3/1/2030	802,403	789,855	789,063	5,6,11,19
Blue Matter Consulting LLC	First Lien Term Loan	8.32%	3M SOFR	4.50%	5/24/2027	4,900,189	4,878,990	4,877,669	5,6,11,20
BridgePointe Technologies, LLC	Delayed Draw	8.73%	3M SOFR	5.00%	12/31/2027	5,081,973	4,984,107	4,994,794	5,6,8,11
BridgePointe Technologies, LLC	Delayed Draw	0.50%	3M SOFR		12/31/2027	5,081,973	(45,922)	(34,022)	5,6,7,8,11,26
Brightmore Brands LLC	First Lien Term Loan	13.64%	3M SOFR	9.35%	9/10/2029	3,330,028	3,289,822	3,286,964	5,6,13,19
Bristol Hospice, LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	8/26/2032	3,651,568	3,633,376	3,633,316	5,6,10,19
Bristol Hospice, LLC	Revolver	0.50%	3M SOFR		8/26/2032	348,432	(1,657)	(1,742)	5,6,7,8,10
Campany Roofing Maintenance, LLC	Delayed Draw	10.82%	1M SOFR	7.00%	11/27/2028	1,553,883	1,536,351	1,438,285	5,6,13,19
Cardiovascular Associates	Revolver	0.50%	3M SOFR		5/22/2029	190,340	(680)	(447)	5,6,7,8,11
Cardiovascular Associates	First Lien Term Loan	8.99%	1M SOFR	5.25%	5/22/2029	1,600,440	1,590,468	1,595,819	5,6,11,19
Cardiovascular Associates	First Lien Term Loan	9.14%	1M SOFR	5.25%	5/22/2029	826,377	812,065	823,995	5,6,11
Cardiovascular Associates	Delayed Draw	8.98%	1M SOFR	5.25%	5/22/2029	5,855,168	1,474,019	1,456,369	5,6,8,11
Carnegie Dartlet, LLC	First Lien Term Loan	9.42%	1M SOFR	5.50%	2/7/2030	166,927	165,007	164,101	5,6,11,19
Carnegie Dartlet, LLC	Delayed Draw	9.46%	1M SOFR	5.50%	2/7/2030	59,895	13,694	13,495	5,6,8,11
Carnegie Dartlet, LLC	Revolver	0.50%	3M SOFR		2/7/2030	20,000	(161)	(338)	5,6,7,8,11
Case Works, LLC	Revolver	9.50%	3M SOFR	5.11%	10/1/2029	29,412	16,780	16,774	5,6,8,11
Case Works, LLC	First Lien Term Loan	9.25%	3M SOFR	5.25%	10/1/2029	1,980,000	1,960,303	1,960,806	5,6,11,19
Case Works, LLC	Delayed Draw	9.19%	3M SOFR	5.25%	10/1/2029	29,197	28,920	28,914	5,6,11,19
Catalyst Acoustic Group, Inc.	Delayed Draw	8.42%	3M SOFR	4.75%	11/12/2030	2,213,722	1,108,798	1,105,380	5,6,8,11
Catalyst Acoustic Group, Inc.	First Lien Term Loan	9.17%	3M SOFR	5.00%	11/12/2030	2,725,126	2,714,692	2,701,117	5,6,11,20
CCMG Buyer LLC	First Lien Term Loan	8.47%	1M SOFR	4.75%	5/8/2030	1,883,884	1,869,708	1,863,418	5,6,11,20
Centex Acquisition, LLC	Revolver	9.25%	1M SOFR	5.30%	5/9/2029	1,079,030	739,486	737,954	5,6,8,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Centex Acquisition, LLC	First Lien Term Loan	9.48%	1M SOFR	5.25%	5/9/2029	$2,906,365	$2,865,697	$2,861,656	5,6,11,19
Cerity Partners Equity Holding LLC	Delayed Draw	9.12%	3M SOFR	5.25%	7/28/2029	3,572,928	3,566,454	3,572,922	5,6,10
Cerity Partners Equity Holding LLC	Revolver	8.17%	3M SOFR	4.50%	7/28/2031	410,256	101,841	102,563	5,6,8,10
Cerity Partners Equity Holding LLC	Delayed Draw	9.25%	3M SOFR	5.25%	7/30/2029	1,232,394	77,416	75,065	5,6,8,10
Cherry Bekaert Advisory LLC	Delayed Draw	8.22%	1M SOFR	4.50%	6/28/2030	251,324	134,862	134,843	5,6,8,10
Cherry Bekaert Advisory LLC	First Lien Term Loan	8.22%	3M SOFR	4.50%	6/28/2030	251,324	250,697	250,703	5,6,10,19
Cherry Bekaert Advisory LLC	First Lien Term Loan	8.23%	3M SOFR	4.50%	6/28/2030	2,240,886	2,235,287	2,235,284	5,6,10,19
Choice Financial Group, LLC	Delayed Draw	1.00%	3M SOFR		10/15/2027	4,000,000	(37,173)	(36,725)	5,6,7,8,11,26
Chronicle Parent LLC	Delayed Draw	8.88%	3M SOFR	5.00%	4/15/2031	2,222,222	177,303	182,217	5,6,8,11
Chronicle Parent LLC	Revolver	0.50%	3M SOFR		4/15/2031	740,741	(4,920)	(3,694)	5,6,7,8,11
Chronicle Parent LLC	First Lien Term Loan	8.90%	3M SOFR	5.00%	4/15/2031	7,001,852	6,954,096	6,966,845	5,6,11,19
Clarest Health, LLC (FKA ProCare LTC Parent, LLC)	First Lien Term Loan	9.28%	3M SOFR	5.50%	12/20/2027	5,054,209	5,045,513	4,922,131	5,6,11,20
Clinical Research (ITC) Buyer, Inc.	Delayed Draw	9.56%	3M SOFR	5.25%	5/17/2030	1,343,250	1,332,750	1,328,105	5,6,11
CMG Holding Co, LLC	First Lien Term Loan	8.57%	3M SOFR	4.75%	11/26/2030	1,833,407	1,825,562	1,826,594	5,6,11,19
CMG Holding Co, LLC	Delayed Draw	8.57%	3M SOFR	4.75%	11/26/2030	1,828,824	1,817,875	1,828,545	5,6,11
CMG Holding Co, LLC	Revolver	0.50%	3M SOFR		11/26/2030	275,011	343	(42)	5,6,7,8,11
Combined Wellness Acquisition Co	Delayed Draw	10.13%	3M SOFR	5.50%	12/31/2026	4,958,438	4,733,242	4,729,323	5,6,8,11
Compass Koons Gas LLC	First Lien Term Loan	8.47%	1M SOFR	4.75%	5/1/2030	2,702,436	2,706,738	2,701,367	5,6,10,20
Computer Services, Inc.	Delayed Draw	1.00%	3M SOFR		11/17/2031	29,196	—	—	5,6,7,8,11,26
Computer Services, Inc.	Delayed Draw	0.50%	3M SOFR		11/17/2031	15,959	(78)	(64)	5,6,7,8,26
Computer Services, Inc.	First Lien Term Loan	8.17%	3M SOFR	4.50%	11/17/2031	393,144	392,973	391,561	5,6,19
Concert Golf Partners Holdco LLC	Delayed Draw	0.50%	3M SOFR		3/31/2031	—	(7,044)	(8,492)	5,6,7,8,10,26
Consolidated Equipment Group, LLC	First Lien Term Loan	9.24%	1M SOFR	5.42%	8/12/2027	1,643,372	1,639,113	1,636,242	5,6,14,20
Cooper's Hawk Intermediate Holding, LLC	Delayed Draw	9.32%	3M SOFR	5.50%	7/29/2031	631,579	159,275	158,326	5,6,8,10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Cooper's Hawk Intermediate Holding, LLC	Revolver	9.23%	1M SOFR	5.50%	7/29/2031	$294,737	$37,971	$37,394	5,6,8,10
Cooper's Hawk Intermediate Holding, LLC	First Lien Term Loan	9.32%	3M SOFR	5.50%	7/29/2031	3,073,684	3,029,984	3,024,555	5,6,10,19
Cornerstone Advisors of Arizona, LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	5/13/2032	3,568,768	3,552,224	3,554,285	5,6,11,19
Cornerstone Advisors of Arizona, LLC	Revolver	0.38%	3M SOFR		5/13/2032	447,214	(2,037)	(1,815)	5,6,7,8,11
Creative Multicare LLC	Delayed Draw	9.39%	6M SOFR	5.50%	3/27/2030	3,204,878	99,121	99,078	5,6,8,11
CRH Healthcare Purchaser, Inc.	Delayed Draw	1.00%	3M SOFR		9/17/2031	689,655	(6,571)	(7,072)	5,6,7,8,11,26
CRH Healthcare Purchaser, Inc.	Revolver	0.50%	3M SOFR		9/17/2031	275,862	(2,626)	(2,829)	5,6,7,8,11
CRH Healthcare Purchaser, Inc.	First Lien Term Loan	8.95%	3M SOFR	5.25%	9/17/2031	3,026,897	2,996,797	2,995,782	5,6,11,19
CSG Buyer, Inc.	Delayed Draw	1.00%	3M SOFR		7/29/2029	473,684	(853)	(9,102)	5,6,7,8,11,26
CSG Buyer, Inc.	Revolver	0.50%	3M SOFR		7/29/2029	157,895	(2,273)	(4,574)	5,6,7,8,11
CSG Buyer, Inc.	First Lien Term Loan	10.09%	3M SOFR	6.25%	7/29/2029	2,332,895	2,310,421	2,300,205	5,6,11,19
CT Technologies Intermediate Holdings	Delayed Draw	1.00%	6M SOFR		9/2/2031	156,693	—	(398)	5,6,7,8,10,26
CT Technologies Intermediate Holdings	First Lien Term Loan	8.47%	1M SOFR	4.75%	9/2/2031	2,286,171	2,280,479	2,280,323	5,6,10,19
CUB Financing Intermediate, LLC	Delayed Draw	1.00%	3M SOFR		6/20/2030	4,000,000	(39,864)	(40,000)	5,6,7,8,9,26
Curio Brands Intermediate, LLC	Delayed Draw	0.50%	3M SOFR		4/2/2031	1,307,190	(5,731)	(6,620)	5,6,7,8,10,26
Curio Brands Intermediate, LLC	Revolver	0.50%	3M SOFR		4/2/2031	653,595	(5,733)	(6,608)	5,6,7,8,10
Curio Brands Intermediate, LLC	First Lien Term Loan	8.92%	3M SOFR	5.25%	4/2/2031	7,999,020	7,938,538	7,918,150	5,6,10,19
Cyber Advisors, Inc.	Delayed Draw	9.08%	1M SOFR	5.25%	7/18/2028	4,468,456	4,432,121	4,458,271	5,6,11
Cyber Advisors, Inc.	First Lien Term Loan	9.08%	3M SOFR	5.25%	7/18/2028	2,523,343	2,498,307	2,501,030	5,6,11,19
Danforth Global, Inc.	First Lien Term Loan	9.32%	3M SOFR	5.50%	12/9/2027	2,127,469	2,108,207	2,107,872	5,6,11,19
Danforth Global, Inc.	Delayed Draw	9.37%	3M SOFR	5.50%	12/9/2027	178,332	176,632	177,928	5,6,11,19
Danforth Global, Inc.	First Lien Term Loan	9.32%	3M SOFR	5.50%	12/9/2027	1,481,250	1,462,111	1,467,404	5,6,11,19
Danforth Global, Inc.	Delayed Draw	9.38%	3M SOFR	5.50%	12/9/2027	2,984,112	2,946,189	2,974,714	5,6,11
Danforth Global, Inc.	Revolver	9.24%	1M SOFR	5.50%	12/9/2027	747,898	28,811	29,316	5,6,8,11
Danforth Global, Inc.	First Lien Term Loan	9.39%	3M SOFR	5.50%	12/9/2027	1,488,316	1,488,316	1,472,239	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK		Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Danforth Global, Inc.	Delayed Draw	9.33%		3M SOFR	5.50%	12/9/2027	$158,500	$157,042	$158,500	5,6,11,19
DCCM MergerSub, LLC	Delayed Draw	0.75%		3M SOFR		6/24/2032	2,864,617	(27,606)	(19,295)	5,6,7,8,10,26
DCCM MergerSub, LLC	Revolver	0.50%		3M SOFR		6/24/2032	1,145,847	(10,621)	(7,718)	5,6,7,8,10
DCCM MergerSub, LLC	First Lien Term Loan	8.47%		1M SOFR	4.75%	6/24/2032	5,843,103	5,785,009	5,803,747	5,6,10,19
Dealer Services Network, LLC	First Lien Term Loan	9.49%		3M SOFR	5.50%	2/9/2027	2,891,435	2,877,242	2,878,248	5,6,11,19
Dealer Services Network, LLC	First Lien Term Loan	9.43%		3M SOFR	5.50%	2/9/2027	310,112	307,019	307,622	5,6,11,19
DecisionPoint Technologies Buyer, Inc.	First Lien Term Loan	9.81%		3M SOFR	5.75%	8/31/2029	685,216	677,190	681,348	5,6,11
DecisionPoint Technologies Buyer, Inc.	Delayed Draw	9.44%		3M SOFR	5.75%	8/31/2029	1,550,327	1,532,202	1,541,576	5,6,11
Denali Intermediate Holdings	First Lien Term Loan	9.23%		1M SOFR	5.50%	8/26/2032	6,573,797	6,510,471	6,522,174	5,6,19
Denali Intermediate Holdings	Revolver	0.50%		3M SOFR		8/26/2032	657,380	(6,251)	(5,162)	5,6,7,8,10
Denali Topco, LLC	First Lien Term Loan	8.59%		3M SOFR	4.75%	8/26/2032	2,786,885	2,786,885	2,786,880	5,6,10
Denali Topco, LLC	Delayed Draw	0.75%		3M SOFR		8/26/2032	819,672	—	(2)	5,6,7,8,10,26
Denali Topco, LLC	Revolver	0.50%		3M SOFR		8/26/2032	393,443	—	(1)	5,6,7,8,10
Dentive, LLC	First Lien Term Loan	6.87 4.25	%/ %	3M SOFR	7.25%	12/22/2028	1,546,632	1,532,782	1,444,894	5,10,19,21
Dentive, LLC	Delayed Draw	6.87 4.25	%/ %	3M SOFR	7.25%	12/22/2028	768,351	761,474	717,809	5,6,10,19
Dentive, LLC	Revolver	6.87 4.25	%/ %	3M SOFR	3.00%	12/22/2028	122,273	3,412	(10,294)	5,6,8,10
DermCare Holdings, LLC	First Lien Term Loan	10.02%		1M SOFR	6.00%	4/21/2028	3,790,983	3,790,983	3,790,979	5,6,11,19
DermCare Holdings, LLC	Delayed Draw	10.02%		1M SOFR	6.00%	4/21/2028	810,779	810,779	810,778	5,6,11,19
DermCare Holdings, LLC	Delayed Draw	10.02%		1M SOFR	6.00%	4/21/2028	1,891,881	1,891,881	1,891,879	5,6,11,19
DermCare Holdings, LLC	Revolver	10.02%		1M SOFR	6.00%	4/21/2028	420,875	420,875	420,875	5,6,11
Designs for Health, Inc.	Revolver	0.50%		1M SOFR		10/16/2030	842,105	(8,105)	(8,141)	5,6,7,8,10
Designs for Health, Inc.	First Lien Term Loan	6.00%		3M SOFR	6.00%	10/16/2030	3,157,895	3,126,882	3,127,365	5,6,10,19
Digicert, Inc.	Revolver	0.50%		3M SOFR		7/10/2030	269,247	(3,699)	(4,019)	5,6,7,8,10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Digicert, Inc.	First Lien Term Loan	9.47%	1M SOFR	5.75%	7/10/2030	$3,721,426	$3,665,832	$3,665,874	5,6,10,19
Discovery SL Management, LLC	Delayed Draw	1.00%	6M SOFR		3/18/2030	267,412	(1,963)	(2,028)	5,6,7,8,11,26
Discovery SL Management, LLC	Revolver	0.50%	3M SOFR		3/18/2030	33,427	(245)	(250)	5,6,7,8,11
Distinct Holdings, Inc.	First Lien Term Loan	9.42%	3M SOFR	5.75%	7/18/2029	1,805,256	1,778,311	1,762,235	5,6,11,20
Diversis Tempo Holdco, LLC	First Lien Term Loan	10.25%	3M SOFR	6.25%	8/22/2031	3,846,493	3,799,657	3,801,972	5,6,10,19
Diverzify Intermediate LLC	First Lien Term Loan	9.89%	3M SOFR	5.75%	5/11/2027	934,305	930,141	929,929	5,6,11,20
Diverzify Intermediate LLC	First Lien Term Loan	10.24%	3M SOFR	5.75%	5/11/2027	732,436	729,171	728,981	5,6,11,20
Duke's Root Control, Inc.	Revolver	1.00%	3M SOFR		12/8/2028	276,448	(1,768)	(1,625)	5,6,7,8,11
Duke's Root Control, Inc.	First Lien Term Loan	9.85%	3M SOFR	5.50%	12/10/2029	2,396,657	2,380,962	2,382,543	5,6,11,19
Duke's Root Control, Inc.	First Lien Term Loan	9.63%	3M SOFR	5.50%	12/10/2029	831,798	826,326	826,907	5,6,11,19
Durare Bidco, LLC	Delayed Draw	0.50%	3M SOFR		8/9/2032	1,515,152	(7,152)	(6,945)	5,6,7,8,9,26
Durare Bidco, LLC	Revolver	0.50%	3M SOFR		8/9/2032	727,273	(3,433)	(3,333)	5,6,7,8,9
Durare Bidco, LLC	First Lien Term Loan	8.62%	3M SOFR	4.75%	8/9/2032	5,757,576	5,728,922	5,731,187	5,6,9,19
EdgeCo Buyer, Inc.	Delayed Draw	8.39%	1M SOFR	4.50%	6/1/2028	3,548,107	2,979,366	2,991,630	5,6,8,11
EdgeCo Buyer, Inc.	Revolver	0.50%	3M SOFR		6/1/2028	355,196	—	(1)	5,6,7,8,11
EdgeCo Buyer, Inc.	First Lien Term Loan	8.42%	1M SOFR	4.50%	6/1/2028	1,209,682	1,209,682	1,209,681	5,6,11,19
EdgeCo Buyer, Inc.	Delayed Draw	8.17%	3M SOFR	4.50%	6/1/2028	154,464	154,464	154,464	5,6,11,19
Einstein Parent, Inc.	Revolver	0.50%	3M SOFR		1/22/2031	544,674	(9,218)	(16,641)	5,6,7,8,10
Einstein Parent, Inc.	First Lien Term Loan	10.36%	3M SOFR	6.50%	1/22/2031	5,265,185	5,172,059	5,104,321	5,6,10,19
Elder Care Opco LLC	Delayed Draw	0.75%	3M SOFR		7/31/2030	985,158	(8,266)	(8,558)	5,6,7,8,13,26
Elder Care Opco LLC	Revolver	0.50%	3M SOFR		7/31/2030	295,547	(2,373)	(2,567)	5,6,7,8,13
Elder Care Opco LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	7/31/2030	1,581,179	1,568,282	1,567,443	5,6,13,19
Eliassen Group, LLC	Delayed Draw	9.42%	3M SOFR	5.75%	4/14/2028	66,757	65,000	66,756	5,6,10
Eliassen Group, LLC	First Lien Term Loan	9.42%	3M SOFR	5.75%	4/14/2028	927,451	900,044	903,238	5,6,10,19
Empower Payments Investor, LLC	Delayed Draw	1.00%	3M SOFR		3/12/2031	923,077	(8,899)	(8,756)	5,6,7,8,10,26

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Empower Payments Investor, LLC	First Lien Term Loan	8.37%	3M SOFR	4.50%	3/12/2031	$3,069,231	$3,038,689	$3,040,044	5,6,10,19
Ems Acquisition Corp.	First Lien Term Loan	10.32%	1M SOFR	6.50%	6/30/2027	955,340	956,861	955,340	5,6,11,20
Engineering Resource Group Buyer, LLC	Delayed Draw	1.00%	3M SOFR		10/27/2030	589,681	(8,668)	(8,647)	5,6,7,8,13,26
Engineering Resource Group Buyer, LLC	Revolver	0.50%	3M SOFR		10/27/2030	294,840	(4,333)	(4,324)	5,6,7,8,13
Engineering Resource Group Buyer, LLC	First Lien Term Loan	9.86%	3M SOFR	6.00%	10/27/2030	884,521	871,266	871,777	5,6,13
Epika Fleet Services, LLC	First Lien Term Loan	8.69%	3M SOFR	5.00%	4/17/2031	5,163,461	5,125,008	5,139,871	5,6,10,19
Epika Fleet Services, LLC	Delayed Draw	8.84%	3M SOFR	5.00%	4/17/2031	1,366,799	1,349,791	1,360,525	5,6,10,19
Epika Fleet Services, LLC	Delayed Draw	8.69%	3M SOFR	5.00%	4/17/2031	1,518,665	922,235	929,591	5,6,8,10
Equinox Buyer, LLC	Revolver	0.50%	3M SOFR		7/28/2031	305,444	(2,896)	(3,111)	5,6,7,8,11
Equinox Buyer, LLC	First Lien Term Loan	9.11%	3M SOFR	5.25%	7/28/2031	2,268,085	2,245,480	2,244,981	5,6,11,19
ES Ventures LLC	First Lien Term Loan	8.74%	1M SOFR	4.75%	12/13/2028	166,183	165,770	165,837	5,6,11,19
ES Ventures LLC	First Lien Term Loan	8.74%	1M SOFR	4.75%	12/13/2028	145,478	145,128	145,176	5,6,11,19
ESCP DTFS INC.	First Lien Term Loan	9.17%	3M SOFR	5.50%	9/28/2029	3,950,000	3,926,425	3,924,557	5,6,11,19
EvAl Home Health Solutions Intermediate, L.L.C	First Lien Term Loan	9.67%	1M SOFR	5.75%	5/10/2030	498,188	492,203	465,215	5,6,11,19
EvAl Home Health Solutions Intermediate, L.L.C	Revolver	0.50%	3M SOFR		5/10/2030	20,000	(228)	(1,320)	5,6,7,8,11
EVDR Purchaser, Inc.	First Lien Term Loan	8.45%	1M SOFR	4.50%	2/14/2031	875,092	870,727	871,012	5,6,10,19
Everbridge Holdings, LLC	First Lien Term Loan	8.98%	3M SOFR	5.00%	7/2/2031	1,833,333	1,825,619	1,821,880	5,6,10,19
Everbridge Holdings, LLC	Delayed Draw	8.98%	3M SOFR	5.00%	7/2/2031	461,148	178,731	177,966	5,6,8,10
Everbridge Holdings, LLC	Revolver	0.38%	6M SOFR		7/2/2031	185,185	(731)	(1,157)	5,6,7,8,10
Everest Clinical Research Corporation	First Lien Term Loan	9.70%	3M SOFR	5.25%	11/6/2026	3,021,150	3,008,325	3,003,509	5,6,11,20
Evergreen Services Group II	Delayed Draw	9.05%	1M SOFR	5.25%	6/15/2029	5,501,296	4,449,090	4,464,427	5,6,8,10
Evergreen Services Group II	First Lien Term Loan	8.93%	3M SOFR	5.25%	6/15/2029	4,285,922	4,243,464	4,242,255	5,6,10,19
Examinetics Holdings Inc	First Lien Term Loan	8.42%	1M SOFR	4.50%	8/11/2029	104,486	104,652	104,486	5,6,11,20
First Legal Buyer, Inc.	First Lien Term Loan	8.42%	3M SOFR	4.75%	7/1/2031	1,672,284	1,661,737	1,666,484	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
First Legal Buyer, Inc.	Delayed Draw	8.42%	3M SOFR	4.75%	7/1/2031	$617,553	$161,434	$163,838	5,6,8,11
First Legal Buyer, Inc.	Revolver	8.50%	1M SOFR	4.75%	7/1/2031	310,231	21,414	22,191	5,6,8,11
Flatiron Crane Operating Company, LLC	First Lien Term Loan	8.83%	1M SOFR	5.00%	12/17/2027	1,641,781	1,641,063	1,637,644	5,6,11,20
Force Electrical Buyerco, LLC	Delayed Draw	8.26%	3M SOFR	4.50%	10/21/2032	1,964,299	1,822	10,116	5,6,8,10
Force Electrical Buyerco, LLC	Revolver	10.25%	3M PRIME	3.50%	10/21/2032	392,860	74,746	76,405	5,6,8,10
Force Electrical Buyerco, LLC	First Lien Term Loan	8.37%	1M SOFR	4.50%	10/21/2032	1,152,389	1,140,891	1,146,031	5,6,10,19
Fullsteam Operations LLC	Delayed Draw	1.00%	3M SOFR		8/8/2031	474,002	(4,588)	(4,543)	5,6,7,8,10,26
Fullsteam Operations LLC	Revolver	0.50%	3M SOFR		8/8/2031	158,001	(1,477)	(1,514)	5,6,7,8,10
Fullsteam Operations LLC	First Lien Term Loan	9.11%	3M SOFR	5.25%	8/8/2031	1,422,005	1,408,489	1,408,375	5,6,10,19
Gastronome Acquisition, LLC	First Lien Term Loan	8.82%	3M SOFR	5.00%	6/18/2029	2,073,429	2,061,860	2,073,427	5,6,11,20
Gator Plastic Intermediate Holdings, LLC	First Lien Term Loan	10.98%	1M SOFR	7.25%	10/14/2027	2,227,845	2,183,527	2,195,569	5,6,13,19
Gator Plastic Intermediate Holdings, LLC	Revolver	0.50%	3M SOFR		10/14/2027	400,662	(5,901)	(5,805)	5,6,7,8,13
GC Waves Holdings, Inc	Delayed Draw	8.22%	1M SOFR	4.50%	10/4/2030	393,457	18,143	18,437	5,6,8,10
GMF Parent, Inc.	Delayed Draw	1.00%	3M SOFR		12/20/2032	500,000	(4,975)	(5,000)	5,6,7,8,10,26
GMF Parent, Inc.	Delayed Draw	1.00%	3M SOFR		12/20/2032	450,000	(4,478)	(4,500)	5,6,7,8,10,26
GMF Parent, Inc.	Revolver	0.50%	3M SOFR		12/20/2032	275,000	(2,736)	(2,750)	5,6,7,8,10
GMF Parent, Inc.	First Lien Term Loan	8.20%	3M SOFR	4.50%	12/20/2032	1,775,000	1,757,258	1,757,250	5,6,10,19
Gold Medal Holdings, Inc	First Lien Term Loan	9.42%	3M SOFR	5.75%	3/17/2027	1,594,648	1,594,648	1,594,648	5,6,11,19
Gold Medal Holdings, Inc	Delayed Draw	9.75%	3M SOFR	7.75%	3/17/2027	380,241	131,510	131,510	5,6,8,11
Golden State Dermatology Management, LLC	Delayed Draw	9.52%	1M SOFR	5.50%	9/28/2029	5,401,696	3,295,797	3,284,112	5,6,8,11
Graymar Acquisition LLC	Delayed Draw	8.22%	1M SOFR	4.50%	9/13/2030	1,526,685	379,825	381,669	5,6,8,11
Greenwood Operating Group, LLC	First Lien Term Loan	9.22%	1M SOFR	5.50%	5/7/2031	5,313,609	5,214,808	5,213,909	5,6,11,19
Greenwood Operating Group, LLC	Revolver	0.50%	3M SOFR		5/7/2031	1,068,062	(19,091)	(20,040)	5,6,7,8,11
Gridhawk LLC	First Lien Term Loan	9.45%	3M SOFR	5.25%	5/7/2030	1,601,553	1,593,973	1,596,424	5,6,11,20

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
GS Acquisitionco, Inc.	Delayed Draw	0.50%	3M SOFR		5/25/2028	$350,698	$(696)	$(170)	5,6,7,8,10,26
Guava Buyer LLC	Delayed Draw	9.36%	1M SOFR	5.50%	8/12/2032	381,325	159,949	159,821	5,6,8,11
Guava Buyer LLC	Revolver	9.49%	3M SOFR	5.50%	8/12/2030	382,166	125,370	124,985	5,6,8,11
Guava Buyer LLC	First Lien Term Loan	9.34%	3M SOFR	5.50%	8/12/2032	3,227,580	3,163,441	3,164,085	5,6,11,19
Halo Buyer, Inc.	First Lien Term Loan	9.92%	1M SOFR	6.00%	8/7/2029	6,403,940	6,290,426	6,265,181	5,6,11,19
Halo Buyer, Inc.	Revolver	11.02%	3M PRIME	5.40%	8/7/2029	967,850	330,908	325,894	5,6,8,11
Harris & Co. LLC	Delayed Draw	8.93%	1M SOFR	5.00%	8/9/2030	17,503	16,774	16,796	5,6,8,11
Harris & Co. LLC	Revolver	8.72%	1M SOFR	5.00%	8/9/2030	226,637	43,599	43,165	5,6,8,11
Harris & Co. LLC	First Lien Term Loan	8.92%	1M SOFR	5.00%	8/9/2030	1,651,404	1,635,021	1,635,605	5,6,11,19
Harris & Co. LLC	Delayed Draw	8.92%	1M SOFR	5.00%	8/9/2030	17,404	17,244	17,237	5,6,11,19
Harris & Co. LLC	Delayed Draw	1.00%	3M SOFR		8/9/2030	2,074,281	(15,007)	(15,376)	5,6,7,8,11,26
Heads Up Technologies, Inc.	Revolver	0.50%	3M SOFR		7/23/2030	636,364	(2,905)	(3,306)	5,6,7,8,11
Heads Up Technologies, Inc.	First Lien Term Loan	9.57%	3M SOFR	5.25%	7/23/2030	6,347,727	6,317,681	6,314,748	5,6,11,19
Health Buyer LLC	Revolver	8.48%	1M SOFR	4.75%	4/29/2030	183,824	101,103	100,998	5,6,8,10
Health Buyer LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	4/29/2030	1,254,668	1,249,667	1,247,399	5,6,10,19
Health Management Associates, Inc.	First Lien Term Loan	10.34%	3M SOFR	6.25%	3/30/2029	525,227	520,447	518,635	5,6,11,20
Hec Purchaser Corp.	First Lien Term Loan	8.89%	6M SOFR	5.00%	6/17/2029	3,681,857	3,643,775	3,631,378	5,6,11,19
Hec Purchaser Corp.	Revolver	0.50%	3M SOFR		6/17/2029	260,417	(2,744)	(3,599)	5,6,7,8,11
Heritage Foodservice Investment, LLC	First Lien Term Loan	9.50%	3M SOFR	5.50%	8/1/2030	1,543,290	1,527,504	1,536,156	5,6,11,19
Heritage Foodservice Investment, LLC	Revolver	9.50%	3M SOFR	5.50%	8/1/2030	200,871	31,536	32,530	5,6,8,11
Heritage Foodservice Investment, LLC	Delayed Draw	9.47%	3M SOFR	5.50%	8/1/2030	1,606,384	123,452	131,991	5,6,8,11
HES Intermediate Holdings II, LLC	First Lien Term Loan	8.94%	3M SOFR	5.00%	11/25/2026	104,683	104,297	104,185	5,6,11,20
HHS Buyer Inc.	Revolver	0.50%	3M SOFR		8/31/2028	1,081,315	(11,548)	(14,837)	5,6,7,8,11
HHS Buyer Inc.	Delayed Draw	9.60%	3M SOFR	5.50%	8/31/2028	5,393,864	5,010,526	4,997,208	5,6,8,11
HHS Buyer Inc.	First Lien Term Loan	9.58%	3M SOFR	5.50%	8/31/2028	860,727	851,307	848,917	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Hills Distribution, Inc.	First Lien Term Loan	9.86%	1M SOFR	6.00%	11/8/2029	$87,930	$87,491	$87,490	5,6,11,19
Hills Distribution, Inc.	Delayed Draw	1.00%	3M SOFR		11/8/2029	212,733	(1,044)	(1,064)	5,6,7,8,11,26
IDC Infusion Services, Inc.	First Lien Term Loan	10.30%	3M SOFR	6.00%	7/7/2028	2,078,691	2,065,965	2,057,488	5,6,11,20
Ideal Components Acquisition, LLC	Delayed Draw	1.00%	6M SOFR		6/30/2032	965,264	(9,318)	(9,474)	5,6,7,8,10,26
Ideal Components Acquisition, LLC	Revolver	8.72%	1M SOFR	5.00%	6/30/2032	804,387	99,785	99,356	5,6,8,10
Ideal Components Acquisition, LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	6/30/2032	5,242,190	5,193,086	5,190,735	5,6,10,19
IEQ Capital, LLC	Delayed Draw	8.33%	6M SOFR	4.50%	12/22/2028	2,484,028	2,213,104	2,213,265	5,6,8,10,19
IEQ Capital, LLC	First Lien Term Loan	8.37%	3M SOFR	4.50%	12/22/2028	1,462,969	1,462,969	1,462,965	5,6,10,19
IF&P Holding Company, LLC	Delayed Draw	1.00%	3M SOFR		10/3/2028	2,131,126	(4,247)	—	5,6,7,8,11,26
Improving Acquisition, LLC	First Lien Term Loan	10.74%	3M SOFR	6.50%	7/26/2027	9,150,684	9,048,076	9,080,933	5,6,11,19
Improving Acquisition, LLC	Revolver	10.59%	3M SOFR	6.50%	7/26/2027	584,271	52,168	53,719	5,6,8,11
Inszone Mid, LLC	Delayed Draw	1.00%	3M SOFR		11/30/2029	307,313	(2,957)	(2,913)	5,6,7,8,11,26
Integrated Power Services Holdings, Inc.	First Lien Term Loan	8.58%	1M SOFR	4.75%	11/22/2028	3,949,749	3,930,262	3,939,977	5,6,11,19
Integrity Marketing Acquisition, LLC	First Lien Term Loan	8.82%	3M SOFR	5.00%	8/25/2028	3,950,008	3,947,182	3,949,703	5,6,10,19
Intermed Inc.	First Lien Term Loan	9.34%	3M SOFR	5.50%	4/3/2030	3,194,936	3,179,839	3,172,465	5,6,11,20
ITS Buyer, Inc.	First Lien Term Loan	9.83%	1M SOFR	6.00%	6/14/2027	2,164,113	2,142,539	2,146,534	5,6,11
ITS Buyer, Inc.	Revolver	0.50%	3M SOFR		6/14/2027	395,546	(2,364)	—	5,6,7,8,11
Ivy Technology Parent Intermediate III Holdings, LLC	First Lien Term Loan	9.29%	1M SOFR	5.38%	2/5/2031	3,508,801	3,460,565	3,465,847	5,6,11,19
Ivy Technology Parent Intermediate III Holdings, LLC	Revolver	9.09%	1M SOFR	5.38%	2/5/2031	453,246	84,554	85,115	5,6,8,11
JS Global, LLC	Revolver	9.43%	3M SOFR	5.50%	7/31/2030	490,196	65,623	64,777	5,6,8,11
JS Global, LLC	First Lien Term Loan	9.17%	3M SOFR	5.50%	7/31/2030	1,268,137	1,247,374	1,245,494	5,6,11
KabaFusion Parent LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	11/24/2031	2,828,654	2,814,681	2,823,626	5,6,10,19
KabaFusion Parent LLC	Revolver	0.50%	6M SOFR		11/24/2031	356,254	(1,509)	(633)	5,6,7,8,10
KabaFusion Parent LLC	First Lien Term Loan	9.30%	3M SOFR	5.00%	11/24/2031	2,991,677	2,991,677	2,991,676	5,6,10,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK		Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
KCM Environmental US Acquisition LLC	First Lien Term Loan	8.67%		3M SOFR	5.00%	6/17/2030	$2,073,429	$2,036,959	$2,022,222	5,6,11,20
Kelso Industries LLC	Delayed Draw	9.57%		3M SOFR	5.75%	12/30/2029	252,738	132,751	135,735	5,6,8,11
Kelso Industries LLC	First Lien Term Loan	9.71%		1M SOFR	5.75%	12/30/2029	1,320,874	1,307,814	1,306,658	5,6,11
Kelso Industries LLC	First Lien Term Loan	9.71%		1M SOFR	5.75%	12/30/2029	4,024,434	3,990,800	3,980,844	5,6,11,19
Kept Companies, Inc.	Delayed Draw	8.92%		3M SOFR	5.25%	4/30/2029	1,306,111	886,736	884,025	5,6,8,11
Kept Companies, Inc.	First Lien Term Loan	8.92%		3M SOFR	5.25%	4/30/2029	396,948	395,847	394,286	5,6,11,20
Kite Bidco Inc.	First Lien Term Loan	8.23%		6M SOFR	4.50%	11/19/2031	2,645,028	2,609,976	2,601,611	5,6,19
Kite Bidco Inc.	Delayed Draw	1.00%		3M SOFR		11/19/2031	661,257	(4,191)	(5,806)	5,6,7,8,19,26
KL Stockton Intermediate II, LLC	First Lien Term Loan	0.0 13.0	%/ %	Fixed	13.00%	5/23/2031	702,026	692,130	681,905	9,21,24
Lakewood Acquisition Corp	First Lien Term Loan	9.37%		3M SOFR	5.50%	1/24/2030	5,491,700	5,403,442	5,397,286	5,6,11,19
Lakewood Acquisition Corp	Revolver	0.50%		3M SOFR		1/24/2030	1,509,054	(23,199)	(25,879)	5,6,7,8,11
Lavie Group, Inc.	Delayed Draw	8.87%		6M SOFR	5.00%	10/10/2029	2,436,806	2,404,119	2,413,081	5,6,11
LeadVenture Inc.	Delayed Draw	9.25%		3M SOFR	5.25%	6/23/2032	427,389	415,292	420,864	5,6,8,10
LeadVenture Inc.	Revolver	9.07%		3M SOFR	5.25%	6/23/2032	649,183	125,329	126,574	5,6,8,10
LeadVenture Inc.	First Lien Term Loan	9.25%		3M SOFR	5.25%	6/23/2032	6,799,378	6,751,858	6,765,122	5,6,10,19
Legacy Farms LLC	First Lien Term Loan	8.77%		1M SOFR	5.00%	12/8/2029	201,013	201,296	201,013	5,6,11,20
Legend Buyer, Inc.	Delayed Draw	9.50%		3M SOFR	5.50%	1/19/2029	545,060	545,502	543,446	5,6,11
Legend Buyer, Inc.	First Lien Term Loan	9.27%		3M SOFR	5.50%	1/19/2029	489,941	490,331	488,609	5,6,11,20
Lido Advisors, LLC	Revolver	8.51%		3M SOFR	4.75%	5/10/2032	109,549	53,781	53,775	5,6,8,11
Lido Advisors, LLC	Delayed Draw	8.42%		3M SOFR	4.75%	5/10/2032	93,665	92,810	93,289	5,6,11,19
Lido Advisors, LLC	Delayed Draw	8.56%		3M SOFR	4.75%	5/10/2032	625,995	366,240	368,392	5,6,8,11
Life Science Intermediate, Holdings, LLC	Delayed Draw	9.82%		1M SOFR	6.00%	6/10/2027	2,483,054	1,270,167	1,271,553	5,6,8,11
Life Science Intermediate, Holdings, LLC	Revolver	9.83%		3M SOFR	6.00%	6/10/2027	475,539	219,017	220,830	5,6,8,11
Lighthouse Technologies Holding Corp	First Lien Term Loan	8.72%		1M SOFR	5.00%	12/31/2029	3,947,507	3,947,434	3,941,418	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Lindstrom, LLC	Revolver	9.20%	6M SOFR	5.50%	12/30/2032	$514,469	$180,840	$180,836	5,6,8,11
Lindstrom, LLC	First Lien Term Loan	9.20%	3M SOFR	5.50%	12/30/2032	3,485,531	3,433,276	3,433,248	5,6,11,19
LJ Avalon Holdings, LLC	Delayed Draw	8.29%	3M SOFR	4.50%	2/1/2030	3,330,417	548,682	545,728	5,6,8,11
LJ Avalon Holdings, LLC	Revolver	0.50%	3M SOFR		2/1/2029	666,667	(5,934)	(6,944)	5,6,7,8,11
Management Consulting & Research, LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	8/16/2027	1,252,786	1,252,786	1,252,785	5,6,11,19
Management Consulting & Research, LLC	Revolver	10.38%	3M PRIME	6.62%	8/16/2027	1,379,780	511,030	511,029	5,6,8,11
Management Consulting & Research, LLC	Delayed Draw	8.52%	3M SOFR	4.75%	8/16/2027	1,714,301	1,714,301	1,714,301	5,6,11,19
Management Consulting & Research, LLC	Delayed Draw	8.69%	3M SOFR	4.75%	8/16/2027	815,617	648,375	648,449	5,6,8,11
Management Consulting & Research, LLC	Delayed Draw	8.87%	6M SOFR	4.75%	5/9/2031	31,810	31,810	31,810	5,6,11,19
MDC Interior Acquisition, Inc.	First Lien Term Loan	9.00%	3M SOFR	5.00%	4/26/2030	592,780	585,238	582,906	5,6,11,20
Meca Solutions LLC	First Lien Term Loan	9.40%	3M SOFR	5.25%	5/22/2028	2,278,624	2,280,225	2,275,603	5,6,11,20
Mechanair LLC	Delayed Draw	1.00%	3M SOFR		12/31/2031	1,263,158	(6,282)	(12,632)	5,6,7,8,11,26
Mechanair LLC	Revolver	9.63%	3M SOFR	6.00%	12/18/2031	421,053	101,205	101,195	5,6,8,11
Mechanair LLC	First Lien Term Loan	9.74%	1M SOFR	6.00%	12/18/2031	2,315,789	2,304,215	2,304,211	5,6,11,19
Med Learning Group, LLC	Delayed Draw	1.00%	3M SOFR		12/30/2027	416,667	(3,646)	(3,180)	5,6,7,8,11,26
Med Learning Group, LLC	First Lien Term Loan	9.75%	1M SOFR	5.75%	12/30/2027	3,574,375	3,540,894	3,541,112	5,6,11,19
Medical Device Inc.	First Lien Term Loan	8.96%	3M SOFR	5.25%	7/11/2029	916,709	905,349	905,250	5,6,11
Medical Device Inc.	First Lien Term Loan	8.96%	3M SOFR	5.25%	7/11/2029	495,868	489,723	489,669	5,6,11,19
Medical Device Inc.	Revolver	0.50%	3M SOFR		7/11/2029	470,859	(5,819)	(6,091)	5,6,7,8,11
Medrina, LLC	Delayed Draw	9.70%	3M SOFR	6.00%	10/20/2029	1,473,684	239,872	238,645	5,6,8,11
Medrina, LLC	First Lien Term Loan	9.72%	1M SOFR	6.00%	10/20/2029	2,526,316	2,488,485	2,487,902	5,6,11,19
Minds Buyer, LLC	Revolver	0.50%	3M SOFR		5/3/2029	156,250	(870)	(989)	5,6,7,8,11
Minds Buyer, LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	5/3/2029	2,815,313	2,797,419	2,797,416	5,6,11,19
MIV Buyer, LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	9/19/2031	4,000,000	3,960,372	3,960,026	5,6,10,20
MKB Intermediate Holdings, LLC	First Lien Term Loan	8.59%	1M SOFR	4.75%	11/25/2030	3,990,000	3,950,566	3,948,767	5,6,11,20

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
MKD Electric, LLC	First Lien Term Loan	10.23%	3M SOFR	6.25%	5/31/2029	$1,994,977	$1,965,281	$1,960,484	5,6,12,19
MKD Electric, LLC	Revolver	10.12%	1M SOFR	6.25%	5/31/2029	479,846	399,188	397,727	5,6,8,12
MKD Electric, LLC	First Lien Term Loan	10.23%	3M SOFR	6.25%	5/31/2029	7,344,500	7,198,640	7,214,538	5,6,12,19
MoboTrex, LLC	Delayed Draw	8.78%	6M SOFR	5.00%	6/6/2031	1,435,897	227,460	226,713	5,6,8,11
MoboTrex, LLC	Revolver	8.71%	3M SOFR	5.00%	6/7/2030	410,256	51,726	51,491	5,6,8,11
MoboTrex, LLC	First Lien Term Loan	9.00%	3M SOFR	5.00%	6/7/2030	2,153,846	2,138,129	2,136,992	5,6,11,19
Model N, Inc.	First Lien Term Loan	8.75%	3M SOFR	4.75%	5/13/2031	1,880,343	1,864,569	1,861,055	5,6,10,19
Model N, Inc.	Revolver	0.38%	3M SOFR		6/27/2031	207,254	(1,640)	(2,126)	5,6,7,8,10
Model N, Inc.	Delayed Draw	1.00%	3M SOFR		6/27/2031	388,601	(1,536)	(1,994)	5,6,7,8,10,26
Moonlight Parent, Inc.	Delayed Draw	—%	3M SOFR		9/9/2032	754,717	(7,215)	(7,392)	5,6,7,8,10,26
Moonlight Parent, Inc.	Revolver	0.50%	3M SOFR		9/9/2032	452,830	(4,332)	(4,435)	5,6,7,8,10
Moonlight Parent, Inc.	First Lien Term Loan	8.57%	3M SOFR	4.75%	9/9/2032	2,792,453	2,765,411	2,765,104	5,6,10,19
MoreGroup Holdings, Inc.	First Lien Term Loan	9.25%	3M SOFR	5.25%	1/16/2030	1,473,750	1,457,014	1,452,252	5,6,11,19
MPS Newco LLC	First Lien Term Loan	9.45%	3M SOFR	5.26%	12/28/2029	1,187,915	1,180,522	1,178,602	5,6,11,20
MPULSE Mobile, Inc.	Delayed Draw	1.00%	3M SOFR		8/26/2032	307,692	(2,235)	(1)	5,6,7,8,10,26
MPULSE Mobile, Inc.	Revolver	0.50%	3M SOFR		8/26/2032	461,538	(3,297)	(1)	5,6,7,8,10
MPULSE Mobile, Inc.	First Lien Term Loan	8.42%	3M SOFR	4.75%	8/26/2032	3,230,769	3,206,635	3,206,558	5,6,10,19
National EC Services, Inc.	Delayed Draw	1.00%	3M SOFR		5/6/2031	1,710,058	(17,010)	(17,101)	5,6,7,8,10,26
National EC Services, Inc.	Revolver	0.50%	3M SOFR		5/6/2030	342,012	(3,402)	(3,420)	5,6,7,8,10
Nautic Angels Acquisition LLC	Delayed Draw	9.43%	6M SOFR	5.50%	2/8/2030	1,815,250	571,579	569,034	5,6,8,11
Nautic Angels Acquisition LLC	First Lien Term Loan	9.22%	1M SOFR	5.50%	2/8/2030	1,383,826	1,376,661	1,372,859	5,6,11,20
New Charter Technologies, Inc.	Delayed Draw	8.97%	1M SOFR	5.25%	4/17/2030	4,230,321	417,343	421,127	5,6,8,10
New Charter Technologies, Inc.	Revolver	0.50%	1M SOFR		10/17/2028	282,092	(103)	(64)	5,6,7,8,10
NMI Acquisitionco, Inc.	First Lien Term Loan	8.32%	1M SOFR	4.50%	9/6/2028	740,865	731,878	730,809	5,6,10,19
NMI Acquisitionco, Inc.	Delayed Draw	8.32%	1M SOFR	4.50%	9/6/2028	380,883	376,263	375,713	5,6,10,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
NMI Acquisitionco, Inc.	Revolver	0.50%	3M SOFR		9/6/2028	$110,767	$(1,260)	$(1,511)	5,6,7,8,10
North Haven Spartan US Holdco LLC	First Lien Term Loan	9.82%	3M SOFR	5.75%	6/5/2026	647,978	647,978	647,978	5,6,11,19
Obra Capital, Inc.	First Lien Term Loan	11.09%	1M SOFR	7.25%	6/21/2029	2,475,000	2,437,536	2,431,549	5,6,11,19
OMNIA Exterior Solutions LLC	Delayed Draw	8.92%	3M SOFR	5.25%	12/29/2029	4,309,375	4,316,235	4,305,795	5,6,11,20
OPS Wildcat Merger Sub, Inc.	First Lien Term Loan	8.77%	3M SOFR	5.00%	9/3/2030	684,192	675,683	675,697	5,6,11,19
OPS Wildcat Merger Sub, Inc.	Revolver	0.50%	3M SOFR		9/3/2030	29,412	(346)	(365)	5,6,7,8,11
Optimizely North America Inc.	First Lien Term Loan	8.72%	1M SOFR	5.00%	10/30/2031	3,620,640	3,588,939	3,582,916	5,6,10,19
Optimizely North America Inc.	Revolver	0.50%	3M SOFR		10/30/2031	352,000	(2,942)	(3,668)	5,6,7,8,10
OrthoFeet, Inc.	First Lien Term Loan	9.70%	6M SOFR	5.50%	7/30/2030	1,805,256	1,783,845	1,778,096	5,6,11,20
Orthopaedic (ITC) Management Services, LLC	First Lien Term Loan	10.60%	3M SOFR	6.50%	7/31/2028	20	1,286	20	5,6,11,20
OSR Opco LLC	First Lien Term Loan	6.00%	3M SOFR	6.00%	3/15/2029	2,992,500	2,947,741	2,951,250	5,6,11
OSR Opco LLC	Revolver	0.50%	3M SOFR		3/15/2029	1,000,000	(13,677)	(15,000)	5,6,7,8,11
OSR Opco LLC	Revolver	0.50%	3M SOFR		3/15/2029	338,235	(348)	(199)	5,6,7,8,13
Owl Cyber Defense Solutions, LLC	First Lien Term Loan	9.67%	1M SOFR	5.75%	9/11/2029	3,300,800	3,267,729	3,276,834	5,6,11,19
Owl Cyber Defense Solutions, LLC	Revolver	9.48%	1M SOFR	5.75%	9/11/2029	315,137	111,105	111,167	5,6,8,11
Packaging Coordinators Midco, Inc.	Delayed Draw	—%	6M SOFR		7/9/2032	357,462	—	(2,487)	5,6,8,10,26
Packaging Coordinators Midco, Inc.	Delayed Draw	8.59%	6M SOFR	4.75%	7/9/2032	51,524	12,976	12,976	5,6,8,10
Packaging Coordinators Midco, Inc.	First Lien Term Loan	8.94%	3M SOFR	4.50%	7/11/2032	1,867,294	1,863,095	1,844,877	5,6,10,19
Packaging Coordinators Midco, Inc.	First Lien Term Loan	8.94%	3M SOFR	4.50%	7/11/2032	380,566	380,566	375,997	5,6,10
Packaging Coordinators Midco, Inc.	Revolver	0.50%	6M SOFR		7/9/2032	374,524	(1,509)	(703)	5,6,7,8,10
Packaging Coordinators Midco, Inc.	Delayed Draw	—%	1M SOFR		7/9/2032	487,420	(4,725)	(4,790)	5,6,7,8,10,26
Packaging Coordinators Midco, Inc.	Delayed Draw	—%	1M SOFR		7/9/2032	475,531	(4,610)	(1)	5,6,7,8,10,26
PAG Holding Corp.	First Lien Term Loan	8.42%	3M SOFR	4.75%	12/21/2029	821,633	817,547	817,582	5,6,11,19
PAG Holding Corp.	Revolver	10.50%	3M PRIME	3.75%	12/21/2029	392,426	88,710	94,182	5,6,8,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK		Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
PAG Holding Corp.	First Lien Term Loan	8.42%		3M SOFR	4.75%	12/21/2029	$3,562,479	$3,531,586	$3,533,126	5,6,11,19
PAI Financing Merger Sub LLC	First Lien Term Loan	8.17%		3M SOFR	4.50%	2/13/2032	4,335,607	4,276,665	4,273,091	5,6,10,19
PAI Financing Merger Sub LLC	Revolver	8.17%		3M SOFR	4.50%	2/13/2032	924,296	119,876	118,715	5,6,8,10
Par Excellence Holdings, Inc.	First Lien Term Loan	8.74%		3M SOFR	5.00%	9/3/2030	6,201,882	6,109,675	6,110,375	5,6,11,19
Patriot Foods Buyer, Inc.	Delayed Draw	9.09%		3M SOFR	5.25%	12/24/2029	2,739,726	907,868	910,959	5,6,8,11
Pave America Holding, LLC	Delayed Draw	8.64%		3M SOFR	4.75%	8/27/2032	864,227	245,710	254,322	5,6,8,10
Pave America Holding, LLC	Revolver	8.42%		3M SOFR	4.75%	8/27/2032	648,649	188,348	194,463	5,6,8,10
Pave America Holding, LLC	First Lien Term Loan	6.38 2.88	%/ %	3M SOFR	5.25%	8/27/2032	2,504,940	2,480,169	2,479,242	5,10,19,21
PCS Midco, Inc.	First Lien Term Loan	9.42%		3M SOFR	5.75%	3/1/2030	601,767	594,189	593,881	5,6,11,19
PCS Midco, Inc.	Delayed Draw	9.42%		3M SOFR	5.75%	3/1/2030	6,208	3,180	3,191	5,6,8,11
PCS Midco, Inc.	Revolver	0.50%		3M SOFR		3/1/2030	6,250	(69)	(82)	5,6,7,8,11
Pediatric Home Respiratory Services, LLC	First Lien Term Loan	9.10%		6M SOFR	5.50%	12/23/2030	4,000,000	3,990,011	3,989,714	5,6,10,19
PestCo, LLC	Delayed Draw	8.58%		3M SOFR	4.75%	8/6/2030	671,141	171,395	170,601	5,6,8,11
PestCo, LLC	Revolver	0.50%		3M SOFR		8/6/2030	268,456	(1,236)	(1,558)	5,6,7,8,11
PestCo, LLC	First Lien Term Loan	8.59%		3M SOFR	4.75%	8/6/2030	3,052,752	3,037,559	3,035,032	5,6,11,19
PGI Parent LLC	Revolver	0.50%		3M SOFR		12/31/2031	359,909	(3,599)	(3,599)	5,6,7,8,11
PGI Parent LLC	First Lien Term Loan	8.67%		3M SOFR	5.00%	12/31/2031	1,979,501	1,959,706	1,959,706	5,6,11,19
Pharmalogic Holdings Corp	First Lien Term Loan	8.72%		1M SOFR	5.00%	6/21/2030	2,919,275	2,884,075	2,878,867	5,6,11,19
Pharmalogic Holdings Corp	Delayed Draw	8.84%		3M SOFR	5.00%	6/21/2030	1,036,269	199,852	200,892	5,6,8,11
PK Purchaser LLC	First Lien Term Loan	9.14%		3M SOFR	5.00%	9/19/2029	3,960,000	3,928,741	3,625,381	5,6,11,19
Play Holdings, Inc.	Revolver	9.17%		1M SOFR	5.25%	10/29/2030	233,010	32,469	32,245	5,6,8,10
Play Holdings, Inc.	First Lien Term Loan	9.07%		3M SOFR	5.25%	10/29/2031	3,766,990	3,710,591	3,708,755	5,6,10,19
PMA Parent Holdings, LLC	First Lien Term Loan	8.75%		3M SOFR	4.75%	1/31/2031	2,324,309	2,303,250	2,292,176	5,6,10,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
PMA Parent Holdings, LLC	Revolver	0.50%	3M SOFR		1/31/2031	$104,500	$(846)	$(1,228)	5,6,7,8,10,19
PMA Parent Holdings, LLC	Revolver	0.50%	3M SOFR		1/31/2031	97,114	(916)	(1,141)	5,6,7,8,10
Point Quest Group, Inc.	Delayed Draw	1.00%	1M SOFR		11/13/2031	487,805	(2,386)	(2,397)	5,6,7,8,10,26
Point Quest Group, Inc.	Revolver	0.50%	6M SOFR		11/13/2031	292,683	(1,432)	(1,438)	5,6,7,8,10
Point Quest Group, Inc.	First Lien Term Loan	8.59%	3M SOFR	4.75%	11/13/2031	3,219,512	3,203,440	3,203,694	5,6,10,19
PPW Aero Buyer, Inc.	Delayed Draw	8.67%	3M SOFR	5.00%	9/30/2031	402,964	397,888	399,725	5,6,11
PPW Aero Buyer, Inc.	Delayed Draw	8.67%	3M SOFR	5.00%	9/30/2031	789,733	782,870	783,401	5,6,11,19
PPW Aero Buyer, Inc.	Delayed Draw	0.50%	3M SOFR		9/30/2031	44,980	(261)	(298)	5,6,7,8,11,26
PPW Aero Buyer, Inc.	First Lien Term Loan	8.67%	3M SOFR	5.00%	9/30/2031	268,271	266,733	266,931	5,6,11,19
Premise Health Holding Corp	Delayed Draw	1.00%	3M SOFR		11/8/2032	74,465	(729)	(741)	5,6,7,8,10,26
Premise Health Holding Corp	First Lien Term Loan	8.17%	3M SOFR	4.50%	11/8/2032	176,288	174,552	174,532	5,6,10,19
Prestige PEO Holdings, LLC	Revolver	9.41%	3M SOFR	5.50%	1/14/2030	346,831	168,904	168,953	5,6,8,12
Prestige PEO Holdings, LLC	First Lien Term Loan	9.41%	3M SOFR	5.50%	1/14/2030	3,614,349	3,564,904	3,567,848	5,6,12,19
PRGX Global, Inc.	Delayed Draw	1.00%	3M SOFR		12/20/2030	876,121	(1,872)	(1,296)	5,6,7,8,11,26
PRGX Global, Inc.	First Lien Term Loan	9.49%	3M SOFR	5.50%	12/20/2030	7,227,999	7,192,220	7,198,961	5,6,11,19
PrimeFlight Acquisition, LLC	First Lien Term Loan	9.12%	3M SOFR	5.25%	5/1/2029	697,183	693,728	694,469	5,6,11,19
PrimeFlight Acquisition, LLC	First Lien Term Loan	9.09%	3M SOFR	5.25%	5/1/2029	465,575	460,940	461,081	5,6,11,19
PTSH Intermediate Holdings, LLC	First Lien Term Loan	9.65%	3M SOFR	5.50%	12/17/2027	6,277,038	6,196,916	6,216,167	5,6,10,19
Puma Buyer, LLC	First Lien Term Loan	8.25%	3M SOFR	4.25%	3/29/2032	8,568,056	8,509,193	8,568,056	5,6,9,19
Puma Buyer, LLC	Revolver	0.38%	3M SOFR		3/29/2032	1,388,889	(9,287)	—	5,6,7,8,9
Puris, LLC	First Lien Term Loan	9.73%	3M SOFR	5.75%	6/30/2031	2,967,722	2,936,479	2,950,726	5,6,11,19
Purple Cow Buyer, LLC	Delayed Draw	8.90%	3M SOFR	5.00%	11/5/2030	2,979,175	341,325	338,128	5,6,8,11
Quantum Design International	Delayed Draw	1.00%	3M SOFR		10/11/2030	2,439,024	(18,484)	(24,268)	5,6,7,8,11,26
Quantum Design International	Delayed Draw	1.00%	3M SOFR		10/11/2030	1,626,016	(12,322)	(16,179)	5,6,7,8,11,26
Quantum Design International	First Lien Term Loan	8.48%	1M SOFR	4.75%	10/11/2030	900,735	902,930	891,739	5,6,11,20

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Quick Quack Car Wash Holdings, LLC	Delayed Draw	8.47%	1M SOFR	4.75%	6/10/2031	$6,700,000	$1,352,048	$1,352,467	5,6,8,10
Quick Quack Car Wash Holdings, LLC	Delayed Draw	8.67%	1M SOFR	4.75%	6/10/2031	3,291,251	3,268,198	3,265,278	5,6,10
Railpros Parent, LLC	First Lien Term Loan	8.38%	3M SOFR	4.50%	5/24/2032	1,441,901	1,428,610	1,428,794	5,6,10,19
Railpros Parent, LLC	Revolver	0.38%	3M SOFR		5/24/2032	222,387	(2,129)	(2,022)	5,6,7,8,10
Railpros Parent, LLC	Delayed Draw	1.00%	3M SOFR		5/24/2032	444,774	(4,062)	(1,796)	5,6,7,8,10,26
RBFD Buyer, LLC	First Lien Term Loan	8.47%	1M SOFR	4.75%	10/31/2030	786,106	777,466	776,622	5,6,11,19
RBFD Buyer, LLC	Delayed Draw	8.63%	1M SOFR	4.75%	10/31/2030	324,008	133,461	133,808	5,6,8,11
RBFD Buyer, LLC	Revolver	0.50%	3M SOFR		10/31/2030	81,191	(851)	(979)	5,6,7,8,11
RCP Nats Purchaser, LLC	Revolver	0.50%	3M SOFR		3/19/2032	784,055	(5,231)	(9,560)	5,6,7,8,10
RCP Nats Purchaser, LLC	Delayed Draw	0.75%	3M SOFR		3/19/2032	1,120,079	(1,247)	(6,644)	5,6,7,8,10,26
RCP Nats Purchaser, LLC	First Lien Term Loan	8.69%	3M SOFR	5.00%	3/19/2032	5,586,394	5,544,969	5,546,388	5,6,10,19
Recipe Acquisition Corp.	First Lien Term Loan	8.67%	3M SOFR	5.00%	7/31/2031	2,553,203	2,542,244	2,552,859	5,6,11,19
Recipe Acquisition Corp.	Delayed Draw	8.67%	3M SOFR	5.00%	7/31/2031	728,079	46,885	47,104	5,6,8,11
Recipe Acquisition Corp.	Revolver	8.67%	3M SOFR	5.00%	7/31/2031	291,326	151,103	152,275	5,6,8,11
Red Fox CD Acquisition Corporation	Delayed Draw	9.99%	3M SOFR	6.00%	3/4/2030	2,526,469	1,006,007	1,001,701	5,6,8,11
Refocus Management Services, LLC	Delayed Draw	9.50%	3M SOFR	5.50%	2/14/2029	2,756,194	2,729,313	2,720,958	5,6,11
Refocus Management Services, LLC	First Lien Term Loan	9.27%	3M SOFR	5.50%	2/14/2029	457,028	437,079	451,200	5,6,11,20
REP TEC Intermediate Holdings, Inc.	Revolver	0.50%	3M SOFR		5/30/2031	517,680	(2,531)	(2,649)	5,6,7,8,11
REP TEC Intermediate Holdings, Inc.	First Lien Term Loan	8.79%	3M SOFR	4.75%	5/30/2031	3,473,614	3,456,322	3,455,798	5,6,11,19
Resixperts Holdco, LLC	Delayed Draw	8.87%	3M SOFR	5.00%	5/2/2030	1,871,199	263,203	262,236	5,6,8,11
Resixperts Holdco, LLC	Revolver	0.50%	3M SOFR		5/2/2030	233,900	(3,157)	(3,280)	5,6,7,8,11
Resixperts Holdco, LLC	First Lien Term Loan	8.89%	3M SOFR	5.00%	5/2/2030	496,492	489,647	489,529	5,6,11
Resixperts Holdco, LLC	First Lien Term Loan	8.89%	3M SOFR	5.00%	5/2/2030	124,123	122,412	122,382	5,6,11,19
Rev Up Brands, LLC	First Lien Term Loan	9.40%	1M SOFR	5.00%	2/28/2030	4,912,594	4,898,770	4,879,123	5,6,10,20
Riverside Assessments LLC	First Lien Term Loan	9.12%	6M SOFR	5.25%	3/19/2031	2,702,436	2,706,738	2,697,317	5,6,10,20

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Rocket Bidco, Inc.	First Lien Term Loan	8.60%	3M SOFR	4.75%	11/1/2030	$3,712,500	$3,652,261	$3,618,036	5,6,11,19
Rocket Youth Brands HoldCo LLC	Delayed Draw	1.00%	3M SOFR		6/20/2031	1,166,015	(6,082)	(18,438)	5,6,7,8,11,26
Rocket Youth Brands HoldCo LLC	Revolver	0.50%	3M SOFR		6/20/2031	174,902	(798)	(2,766)	5,6,7,8,11
Rocket Youth Brands HoldCo LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	6/20/2031	1,166,015	1,160,576	1,147,577	5,6,11,19
Rotolo Consultants, Inc.	Delayed Draw	9.76%	1M SOFR	5.75%	1/31/2031	266,091	265,301	264,349	5,6,11
RPM Purchasers, Inc.	Delayed Draw	10.28%	1M SOFR	6.25%	9/11/2028	493,651	288,117	288,403	5,6,8,14
RPMS LLC	Delayed Draw	9.72%	1M SOFR	5.75%	8/4/2027	1,469,363	1,452,873	1,453,191	5,6,11
RRA Corporate, LLC	Delayed Draw	9.07%	3M SOFR	5.14%	8/15/2029	35,126	23,246	23,304	5,6,8,11
RRA Corporate, LLC	Revolver	9.22%	3M SOFR	5.30%	8/15/2029	35,211	24,576	24,367	5,6,8,11
RRA Corporate, LLC	First Lien Term Loan	9.25%	3M SOFR	5.25%	8/15/2029	1,651,541	1,630,127	1,621,753	5,6,11,19
Rushmore Investment III LLC	First Lien Term Loan	8.87%	3M SOFR	5.00%	10/18/2030	3,936,172	3,904,136	3,917,412	5,6,11,19
SAAB Purchaser, Inc.	Delayed Draw	0.50%	3M SOFR		11/12/2031	1,846,154	(8,820)	(8,269)	5,6,7,8,10,26
SAAB Purchaser, Inc.	Revolver	0.38%	3M SOFR		11/12/2031	246,154	(1,183)	(1,103)	5,6,7,8,10
SAAB Purchaser, Inc.	First Lien Term Loan	8.75%	3M SOFR	4.75%	11/12/2031	1,907,692	1,898,424	1,899,147	5,6,10,19
Sabel Systems Technology Solutions, LLC	Revolver	0.50%	3M SOFR		10/31/2030	79,422	(847)	(931)	5,6,7,8,11
Sabel Systems Technology Solutions, LLC	First Lien Term Loan	9.92%	1M SOFR	6.00%	10/31/2030	1,046,001	1,034,301	1,033,706	5,6,11,19
SageBrush Buyer, LLC	Revolver	0.50%	3M SOFR		7/1/2030	258,621	(2,948)	(5,311)	5,6,7,8,11
SageBrush Buyer, LLC	First Lien Term Loan	8.72%	1M SOFR	5.00%	7/1/2030	1,925,431	1,901,180	1,885,887	5,6,11,19
Salisbury House, LLC	Delayed Draw	1.00%	3M SOFR		8/18/2032	513,183	(2,477)	(2,861)	5,6,7,8,26
Salisbury House, LLC	Revolver	9.07%	3M SOFR	5.00%	8/18/2032	342,122	90,718	90,466	5,6,8
Salisbury House, LLC	First Lien Term Loan	8.73%	6M SOFR	5.00%	8/18/2032	2,552,232	2,539,507	2,538,005	5,6,19
Salt Dental Collective, LLC	Delayed Draw	10.57%	1M SOFR	6.75%	2/15/2028	415,750	415,750	415,749	5,6,11,19
Salt Dental Collective, LLC	Revolver	10.57%	1M SOFR	6.75%	2/15/2028	720,308	660,283	660,282	5,6,8,11
Salt Dental Collective, LLC	First Lien Term Loan	10.57%	1M SOFR	6.75%	2/15/2028	27,697	27,697	27,697	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.81%	1M SOFR	6.75%	2/15/2028	39,574	39,574	39,574	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Salt Dental Collective, LLC	First Lien Term Loan	10.67%	1M SOFR	6.75%	2/15/2028	$133,693	$133,693	$133,692	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.81%	1M SOFR	6.75%	2/15/2028	135,808	135,808	135,808	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.67%	1M SOFR	6.75%	2/15/2028	209,368	209,368	209,368	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.81%	1M SOFR	6.75%	2/15/2028	105,619	105,619	105,619	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.67%	1M SOFR	6.75%	2/15/2028	2,384,453	2,384,453	2,384,451	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.57%	1M SOFR	6.75%	2/15/2028	438,673	438,673	438,672	5,6,11,19
Salt Dental Collective, LLC	First Lien Term Loan	10.81%	1M SOFR	6.75%	2/15/2028	962,376	962,376	962,376	5,6,11,19
Salute Mission Critical, LLC	Delayed Draw	9.18%	1M SOFR	5.22%	11/30/2029	1,116,268	1,106,236	1,113,025	5,6,11,19
Salute Mission Critical, LLC	First Lien Term Loan	9.18%	1M SOFR	5.22%	11/30/2029	93,345	92,521	92,582	5,6,11
Salute Mission Critical, LLC	Delayed Draw	1.00%	3M SOFR		11/30/2029	147,954	(578)	(464)	5,6,7,8,11,26
Salute Mission Critical, LLC	First Lien Term Loan	9.18%	1M SOFR	5.22%	11/30/2029	2,623,323	2,597,493	2,595,530	5,6,11,19
Sequon, LLC	First Lien Term Loan	9.50%	1M SOFR	5.25%	12/29/2028	3,990,000	3,951,862	3,953,326	5,6,11,20
Shock Doctor Intermediate LLC	First Lien Term Loan	9.17%	3M SOFR	5.50%	11/20/2029	2,133,865	2,137,305	2,132,662	5,6,11,20
Sigma Defense Systems LLC	First Lien Term Loan	10.82%	3M SOFR	6.75%	12/18/2027	785,075	773,993	774,422	5,6,11,19
Sigma Defense Systems LLC	Revolver	0.50%	3M SOFR		12/18/2027	25,000	(826)	(339)	5,6,7,8,11
Sigma Defense Systems, Inc.	Delayed Draw	1.00%	1M SOFR		12/18/2027	211,330	(3,777)	(3,951)	5,6,7,8,11,26
SkyMark Refuelers, LLC	Delayed Draw	8.20%	3M SOFR	4.50%	12/16/2032	643,457	427,470	427,429	5,6,8,10
SkyMark Refuelers, LLC	Delayed Draw	—%	3M SOFR		12/16/2032	960,384	(9,544)	(9,604)	5,6,7,8,10,26
SkyMark Refuelers, LLC	Revolver	0.50%	3M SOFR		12/16/2032	480,192	(4,772)	(4,802)	5,6,7,8,10
SkyMark Refuelers, LLC	First Lien Term Loan	8.21%	3M SOFR	4.50%	12/16/2032	1,915,966	1,896,895	1,896,807	5,6,10,19
Socket Holding Corporation	First Lien Term Loan	8.97%	1M SOFR	5.25%	3/31/2031	987,406	972,697	975,787	5,6,10,19
Socket Holding Corporation	Revolver	0.50%	3M SOFR		3/31/2031	202,545	(2,267)	(1,868)	5,6,7,8,10
Socket Holding Corporation	Delayed Draw	8.97%	1M SOFR	5.25%	3/31/2031	784,861	204,225	210,469	5,6,8,10
Socket Holding Corporation	First Lien Term Loan	8.97%	1M SOFR	5.25%	3/31/2031	974,241	974,241	967,169	5,6,10,19
Solairus Holdings, LLC	Delayed Draw	0.50%	3M SOFR		11/13/2028	1,173,709	(6,654)	(16,883)	5,6,7,8,11,26

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Solairus Holdings, LLC	First Lien Term Loan	9.67%	3M SOFR	6.00%	11/13/2028	$3,203,492	$3,164,875	$3,157,412	5,6,11,19
Solairus Holdings, LLC	Revolver	9.68%	3M SOFR	6.00%	11/13/2028	528,169	127,774	126,206	5,6,8,11
Solairus Holdings, LLC	Revolver	0.50%	3M SOFR		7/22/2030	67,126	139	168	5,6,7,8,11
Solairus Holdings, LLC	Delayed Draw	1.00%	3M SOFR		7/22/2030	268,502	(558)	(141)	5,6,7,8,11,26
Sonny's Enterprises, LLC	Delayed Draw	9.49%	3M SOFR	5.50%	8/5/2028	149,850	11,054	10,677	5,6,8,11
Soteria Flexibles Corp.	First Lien Term Loan	9.17%	3M SOFR	5.50%	8/15/2029	2,620,872	2,623,284	2,609,096	5,6,11,20
SourceHOV Tax, LLC	First Lien Term Loan	9.58%	1M SOFR	5.75%	4/6/2028	4,873,768	4,704,731	4,827,490	5,6,11,20
Spring Dental Intermediate, LLC	Delayed Draw	10.03%	3M SOFR	6.00%	12/23/2026	4,193,847	3,625,755	3,622,106	5,6,8,11
Springline Advisory Intermediate, LLC	Delayed Draw	9.04%	1M SOFR	5.25%	1/12/2030	3,191,489	(4,508)	(3,549)	5,6,8,11
Springline Advisory Intermediate, LLC	Revolver	0.50%	3M SOFR		1/12/2030	425,532	(3,154)	(3,026)	5,6,7,8,11
Springline Advisory Intermediate, LLC	First Lien Term Loan	9.04%	1M SOFR	5.25%	1/12/2030	382,979	380,109	380,255	5,6,11,19
Spruce Bidco I Inc. & Spruce Bidco II Inc.	First Lien Term Loan	8.45%	6M SOFR	4.75%	2/2/2032	7,892,352	7,781,314	7,766,522	5,6,10,19
SRP Eagle Buyer, Inc.	Delayed Draw	1.00%	3M SOFR		12/8/2031	1,290,323	(12,787)	(12,903)	5,6,7,8,13,26
SRP Eagle Buyer, Inc.	Revolver	0.50%	3M SOFR		12/8/2031	516,129	(5,114)	(5,161)	5,6,7,8,13
SRP Eagle Buyer, Inc.	First Lien Term Loan	8.74%	3M SOFR	5.00%	12/8/2031	2,193,548	2,171,629	2,171,613	5,6,13,19
Stonebridge Companies, LLC	First Lien Term Loan	8.92%	1M SOFR	5.00%	5/16/2031	3,577,919	3,544,955	3,543,867	5,6,11,19
Stonebridge Companies, LLC	Revolver	0.50%	3M SOFR		5/16/2030	681,508	(5,973)	(6,486)	5,6,7,8,11
Stonebridge Companies, LLC	Delayed Draw	1.00%	3M SOFR		5/16/2031	1,022,263	(9,187)	(9,729)	5,6,7,8,11,26
Sunset Distributing, LLC	Delayed Draw	9.75%	3M SOFR	5.75%	5/30/2030	741,242	720,737	733,654	5,6,11
Sunset Distributing, LLC	First Lien Term Loan	9.75%	3M SOFR	5.75%	5/30/2030	3,867,349	3,796,420	3,827,762	5,6,11,19
SuperHero Fire Protection, LLC	Revolver	9.34%	3M SOFR	5.50%	12/31/2029	56,944	22,383	22,378	5,6,8,11
SuperHero Fire Protection, LLC	First Lien Term Loan	9.17%	3M SOFR	5.50%	12/31/2029	578,033	571,558	571,151	5,6,11,19
Surgical Center Solutions, LLC	First Lien Term Loan	8.47%	1M SOFR	4.75%	3/25/2031	2,051,660	2,024,551	2,029,338	5,6,11,19
Surgical Center Solutions, LLC	Delayed Draw	1.00%	3M SOFR		3/25/2031	621,890	(3,552)	(2,659)	5,6,7,8,11,26
Surgical Center Solutions, LLC	Revolver	8.47%	1M SOFR	4.75%	3/25/2031	310,945	15,104	15,274	5,6,8,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
SV Newco 2, Inc.	First Lien Term Loan	8.42%	3M SOFR	4.75%	6/2/2031	$477,133	$474,753	$474,906	5,6,10,19
SV Newco 2, Inc.	First Lien Term Loan	8.42%	3M SOFR	4.75%	6/2/2031	745,660	741,941	742,180	5,6,10,19
SV Newco 2, Inc.	Delayed Draw	9.08%	3M SOFR	4.56%	6/2/2031	300,171	298,722	299,522	5,6,10,19
SV Newco 2, Inc.	Delayed Draw	8.42%	3M SOFR	4.75%	6/2/2031	2,294,340	459,343	459,622	5,6,8,10
SV Newco 2, Inc.	Revolver	0.50%	3M SOFR		6/2/2031	180,733	(865)	(844)	5,6,7,8,10
Synchronoss Technologies, Inc.	First Lien Term Loan	10.87%	3M SOFR	7.00%	4/24/2029	8,729,926	8,566,844	8,573,350	5,6,15,19
Syndigo LLC	Revolver	0.50%	3M SOFR		9/2/2032	473,934	(4,518)	(5,240)	5,6,7,8,10
Syndigo LLC	First Lien Term Loan	8.82%	3M SOFR	5.00%	9/2/2032	3,526,066	3,490,933	3,487,084	5,6,10,19
Syner-G Intermediate Holdings LLC	First Lien Term Loan	8.92%	3M SOFR	5.25%	9/17/2030	9,254,286	9,220,968	9,254,286	5,6,11,20
Tau Midco, LLC	Delayed Draw	8.69%	3M SOFR	4.75%	2/2/2032	828,500	540,564	542,743	5,6,8,10
Tau Midco, LLC	Revolver	8.42%	1M SOFR	4.75%	2/2/2032	310,688	46,998	46,617	5,6,8,10
Tau Midco, LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	2/2/2032	2,381,939	2,360,447	2,358,227	5,6,10,19
Tender Products, Inc.	First Lien Term Loan	9.09%	3M SOFR	5.25%	7/31/2030	3,368,421	3,320,516	3,317,767	5,6,11
Tender Products, Inc.	Revolver	0.50%	3M SOFR		7/31/2030	631,579	(8,695)	(9,498)	5,6,7,8,11
Thames Technology Holdings, Inc.	First Lien Term Loan	9.73%	3M SOFR	5.75%	8/31/2029	1,742,401	1,722,373	1,698,682	5,6,11,19
The Hardenbergh Group, Inc.	First Lien Term Loan	10.60%	3M SOFR	6.50%	8/7/2028	3,820,894	3,787,418	3,798,071	5,6,14,19
The Hardenbergh Group, Inc.	First Lien Term Loan	10.49%	1M SOFR	6.50%	8/7/2028	159,506	157,919	157,977	5,6,14,19
Theoria Management, LLC	Delayed Draw	8.88%	3M SOFR	5.00%	11/25/2030	1,180,430	136,119	135,158	5,6,8,11
TL Atlas Merger Sub Corp	Revolver	0.50%	3M SOFR		6/30/2031	1,000,000	(9,186)	(14,002)	5,6,7,8,11
TL Atlas Merger Sub Corp	First Lien Term Loan	8.67%	3M SOFR	5.00%	6/30/2031	8,656,500	8,575,415	8,535,295	5,6,11,19
TMSC OpCo, LLC	First Lien Term Loan	9.98%	1M SOFR	6.25%	5/1/2028	755,280	746,812	748,258	5,6,11,19
ToxStrategies, LLC	Delayed Draw	8.48%	3M SOFR	4.75%	11/12/2031	491,106	322,552	322,821	5,6,8,10
ToxStrategies, LLC	Revolver	0.50%	6M SOFR		11/12/2031	229,183	(1,120)	(2,139)	5,6,7,8,10
ToxStrategies, LLC	First Lien Term Loan	8.59%	3M SOFR	4.75%	11/12/2031	2,006,985	1,996,966	1,988,256	5,6,10,19
TPC US Parent, LLC	First Lien Term Loan	9.89%	3M SOFR	5.75%	2/23/2026	245,000	244,643	244,696	5,6,11,19
TRAK Purchaser, Inc.	First Lien Term Loan	9.20%	3M SOFR	5.50%	6/20/2031	1,363,636	1,343,189	1,350,000	5,6,11,19

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
TRAK Purchaser, Inc.	First Lien Term Loan	9.20%	3M SOFR	5.50%	6/20/2031	$1,363,636	$1,343,189	$1,350,000	5,6,11
Traliant Operating LLC	First Lien Term Loan	9.17%	3M SOFR	5.00%	12/16/2030	2,677,709	2,681,972	2,677,276	5,6,10,20
Transition Finance Strategies, LLC	First Lien Term Loan	8.34%	3M SOFR	4.50%	6/28/2029	2,702,436	2,683,241	2,672,611	5,6,11,20
Tricor, LLC	Delayed Draw	8.82%	1M SOFR	5.00%	8/8/2031	157,659	156,154	155,502	5,6,11,19
Tricor, LLC	Delayed Draw	8.82%	1M SOFR	5.00%	8/8/2031	192,782	191,035	190,145	5,6,11
Tricor, LLC	Revolver	0.50%	3M SOFR		8/8/2031	242,183	(1,524)	(1,396)	5,6,7,8,11
Tricor, LLC	First Lien Term Loan	8.82%	1M SOFR	5.00%	8/8/2031	1,506,078	1,492,619	1,497,386	5,6,11,19
Tricor, LLC	Delayed Draw	1.00%	3M SOFR		8/8/2031	1,892,058	(17,251)	(10,919)	5,6,7,8,11,26
Truck-Lite CO., LLC	Delayed Draw	8.48%	1M SOFR	4.75%	2/13/2032	969,052	374,142	379,380	5,6,8,10
Truck-Lite CO., LLC	Delayed Draw	1.00%	3M SOFR		2/13/2032	481,478	(3,326)	(2,115)	5,6,7,8,10,26
Truck-Lite CO., LLC	First Lien Term Loan	8.48%	1M SOFR	4.75%	2/13/2032	100,352	99,355	99,653	5,6,10,19
TVG- MGT Merger, LLC	Delayed Draw	8.74%	1M SOFR	5.00%	4/10/2029	2,401,052	487,565	492,993	5,6,8,11
TVG- MGT Merger, LLC	Revolver	10.75%	3M PRIME	4.00%	4/10/2029	332,356	283,020	285,382	5,6,8,11
TVG- MGT Merger, LLC	First Lien Term Loan	8.75%	1M SOFR	5.00%	4/10/2029	2,545,760	2,520,504	2,525,693	5,6,11,19
Tvg Shelby Buyer, Inc.	Delayed Draw	9.60%	3M SOFR	5.50%	3/27/2028	832,540	309,079	311,485	5,6,8,11
Tvg Shelby Buyer, Inc.	First Lien Term Loan	9.17%	3M SOFR	5.50%	3/27/2028	820,833	812,976	809,115	5,6,11,19
Tvg Shelby Buyer, Inc.	Revolver	0.50%	3M SOFR		3/27/2028	83,333	(741)	(774)	5,6,7,8,11
U.S. Urology Parnters, LLC	Delayed Draw	1.00%	3M SOFR		4/8/2032	4,000,000	(48,444)	(51,626)	5,6,7,8,10,26
Upland Software, Inc.	First Lien Term Loan	10.00%	3M SOFR	6.00%	7/25/2031	7,420,000	7,297,825	7,291,758	5,6,13
Upland Software, Inc.	First Lien Term Loan	10.00%	3M SOFR	6.00%	7/25/2031	3,180,000	3,127,639	3,125,039	5,6,13,19
Upland Software, Inc.	Revolver	0.50%	3M SOFR		7/25/2031	1,333,333	(21,679)	(22,900)	5,6,7,8,13
USIC Holdings, Inc.	First Lien Term Loan	9.32%	3M SOFR	5.50%	9/10/2031	3,338,278	3,321,448	3,310,573	5,6,10,19
USIC Holdings, Inc.	Revolver	9.03%	3M SOFR	5.25%	9/10/2031	429,163	199,030	197,560	5,6,8,10
USIC Holdings, Inc.	Delayed Draw	9.32%	3M SOFR	5.50%	9/10/2031	198,047	113,170	112,539	5,6,8,10
USN OpCo, LLC	Delayed Draw	1.00%	3M SOFR		12/21/2026	3,333,333	(9,608)	(9,888)	5,6,7,8,11,26
USN OpCo, LLC	First Lien Term Loan	9.74%	3M SOFR	5.75%	12/21/2026	1,569,608	1,563,212	1,564,940	5,6,11,20

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
UVC Management LLC	Delayed Draw	9.38%	3M SOFR	5.28%	11/18/2028	$3,735,750	$3,712,626	$3,728,908	5,6,11
Vacation Rental Brands, LLC	First Lien Term Loan	9.25%	3M SOFR	5.25%	5/6/2032	4,573,144	4,527,738	4,537,454	5,6,11,19
Vacation Rental Brands, LLC	First Lien Term Loan	9.25%	3M SOFR	5.25%	5/6/2032	1,207,033	1,195,417	1,197,613	5,6,11
Vacation Rental Brands, LLC	Revolver	0.50%	3M SOFR		5/6/2032	555,419	(5,018)	(4,335)	5,6,7,8,11
Vacation Rental Brands, LLC	Delayed Draw	1.00%	3M SOFR		5/6/2032	179,123	(815)	(492)	5,6,7,8,11,26
Vascular Technology, Inc	First Lien Term Loan	9.17%	3M SOFR	5.00%	4/15/2031	4,359,187	4,328,326	4,299,781	5,6,11,20
Vascular Technology, Inc	First Lien Term Loan	8.99%	3M SOFR	5.00%	11/15/2031	3,990,000	3,950,812	3,950,592	5,6,11,20
Vatica Health, Inc.	Revolver	0.50%	3M SOFR		10/29/2032	363,636	(1,775)	(1,855)	5,6,7,8,10
Vatica Health, Inc.	First Lien Term Loan	8.45%	6M SOFR	4.75%	10/29/2032	3,636,364	3,618,219	3,617,810	5,6,10,19
Vehlo Purchaser, LLC	Delayed Draw	9.22%	1M SOFR	5.50%	5/24/2028	4,278,851	4,255,085	4,260,258	5,6,10
Vensure Employer Services, Inc.	First Lien Term Loan	8.99%	3M SOFR	5.00%	9/27/2031	3,085,520	3,066,321	3,052,373	5,6,9,19
Vensure Employer Services, Inc.	First Lien Term Loan	8.99%	3M SOFR	5.00%	9/27/2031	760,350	757,145	752,182	5,6,9
Vensure Employer Services, Inc.	Delayed Draw	8.69%	1M SOFR	5.00%	9/27/2031	119,115	56,204	55,876	5,6,8,9
Vertex Service Partners, LLC	Delayed Draw	8.92%	3M SOFR	5.25%	11/8/2030	1,469,901	279,868	287,022	5,6,8,11
Vertex Service Partners, LLC	First Lien Term Loan	9.67%	3M SOFR	6.00%	11/8/2030	1,710,696	1,713,391	1,710,128	5,6,10,20
VISUSWR LLC	First Lien Term Loan	9.81%	6M SOFR	6.00%	11/8/2029	1,668,058	1,670,714	1,668,058	5,6,11,20
VITAL PURCHASER, LLC	First Lien Term Loan	9.17%	3M SOFR	5.50%	8/7/2030	1,813,050	1,783,362	1,779,102	5,6,11,19
VITAL PURCHASER, LLC	Revolver	0.50%	3M SOFR		8/7/2030	164,000	(1,896)	(3,051)	5,6,7,8,11
Vortex Companies, LLC	First Lien Term Loan	8.72%	1M SOFR	5.00%	5/7/2032	3,125,772	3,102,489	3,116,096	5,6,11,19
Vortex Companies, LLC	Delayed Draw	8.72%	1M SOFR	5.00%	5/7/2032	1,888,917	279,027	286,503	5,6,8,11
VRC Companies, LLC	First Lien Term Loan	9.09%	3M SOFR	5.25%	6/29/2027	3,918,058	3,918,058	3,918,058	5,6,11,19
VTC Buyer Corp.	Revolver	0.50%	3M SOFR		7/15/2031	802,907	(5,566)	(5,240)	5,6,7,8,11
VTC Buyer Corp.	Delayed Draw	9.01%	3M SOFR	5.25%	7/15/2031	1,322,262	1,312,761	1,313,632	5,6,11
VTC Buyer Corp.	Delayed Draw	8.99%	3M SOFR	5.25%	7/15/2031	925,954	345,187	345,819	5,6,8,11
VTC Buyer Corp.	First Lien Term Loan	9.15%	3M SOFR	5.25%	7/15/2031	2,530,770	2,511,882	2,514,253	5,6,11,19
Vybond Buyer LLC	Revolver	0.50%	6M SOFR		2/3/2032	967,673	(12,668)	(15,016)	5,6,7,8,10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
North America (continued)
Vybond Buyer LLC	Delayed Draw	1.00%	6M SOFR		2/3/2032	$1,290,231	$(8,460)	$(10,338)	5,6,7,8,10,26
Vybond Buyer LLC	First Lien Term Loan	8.42%	3M SOFR	4.75%	2/3/2032	5,079,488	5,010,563	5,000,674	5,6,10,19
W.A. Kendall and Company, LLC	Delayed Draw	9.77%	6M SOFR	5.75%	4/22/2030	6,515,919	6,479,914	6,469,178	5,6,11,20
W.A. Kendall and Company, LLC	Revolver	10.39%	3M SOFR	6.14%	4/22/2030	253,033	139,957	139,600	5,6,8,11
W.A. Kendall and Company, LLC	Delayed Draw	10.34%	6M SOFR	5.75%	4/22/2030	74,669	73,986	74,050	5,6,11
W.A. Kendall and Company, LLC	Delayed Draw	10.22%	6M SOFR	5.75%	4/22/2030	1,841,929	338,235	339,490	5,6,8,11
W.A. Kendall and Company, LLC	First Lien Term Loan	10.38%	6M SOFR	5.75%	4/22/2030	1,222,974	1,211,537	1,212,804	5,6,11,19
Wasteology Group Transportation, LLC	First Lien Term Loan	9.84%	3M SOFR	6.00%	11/3/2032	1,081,134	1,070,340	1,071,172	5,6,10
Wasteology Group Transportation, LLC	Delayed Draw	1.00%	3M SOFR		11/3/2032	1,257,132	(12,289)	(11,583)	5,6,7,8,10,26
Wasteology Group Transportation, LLC	Revolver	0.38%	3M SOFR		11/3/2032	389,007	(3,801)	(3,584)	5,6,7,8,10
WCHG Buyer	First Lien Term Loan	8.47%	1M SOFR	4.75%	4/10/2031	6,989,437	6,958,258	6,925,574	5,6,11,19
Western Smokehouse Partners, LLC	First Lien Term Loan	9.73%	3M SOFR	5.75%	3/31/2029	7,228,646	7,144,221	7,170,604	5,6,11,19
Western Smokehouse Partners, LLC	Revolver	0.50%	3M SOFR		3/31/2028	309,122	(3,773)	(2,529)	5,6,7,8,11
Western Smokehouse Partners, LLC	Delayed Draw	9.80%	1M SOFR	5.75%	3/31/2029	959,651	447,399	456,112	5,6,8,11
Wges Buyer Inc.	Delayed Draw	9.90%	3M SOFR	5.50%	11/5/2027	5,956,588	3,135,056	2,902,696	5,6,8,11
Wges Buyer Inc.	Delayed Draw	9.54%	3M SOFR	5.50%	11/5/2027	712,243	710,744	673,399	5,6,11,20
Wharf Street Ratings Acquisition LLC	Delayed Draw	1.00%	3M SOFR		9/16/2032	362,567	(1,739)	(1,860)	5,6,7,8,10,26
Wharf Street Ratings Acquisition LLC	Revolver	0.50%	3M SOFR		9/16/2032	374,332	(1,794)	(1,920)	5,6,7,8,10
Wharf Street Ratings Acquisition LLC	First Lien Term Loan	8.47%	1M SOFR	4.75%	9/16/2032	3,263,102	3,247,272	3,246,363	5,6,10,19
World Insurance Associates, LLC	First Lien Term Loan	8.67%	3M SOFR	5.00%	4/3/2030	9,925,000	9,925,000	9,924,979	5,6,11,19
Worldwide Insurance Network, LLC	Delayed Draw	9.77%	3M SOFR	5.81%	5/28/2030	658,796	656,265	658,425	5,6,10
Worldwide Insurance Network, LLC	First Lien Term Loan	9.71%	3M SOFR	5.70%	5/28/2030	822,699	816,177	820,789	5,6,10,19
Worldwide Insurance Network, LLC	Delayed Draw	9.41%	1M SOFR	5.68%	5/28/2030	1,189,847	145,885	146,086	5,6,8,10
WSRP Advisory, LLC	Delayed Draw	8.85%	1M SOFR	5.00%	2/28/2031	4,000,000	1,650,575	1,652,316	5,6,8,11
Ya Ya Foods Corp	First Lien Term Loan	8.52%	3M SOFR	4.75%	8/26/2027	296,551	295,912	296,550	5,6,11,20
Zone Climate Services Inc	First Lien Term Loan	9.52%	3M SOFR	5.50%	3/9/2028	4,885,787	4,893,567	4,883,714	5,6,11,20

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Senior Secured Loans (continued)
Total Direct Lending - Senior Secured Loans - North America							$893,899,598	$892,957,213
Rest of World - 0.3% of NAV									1,2,3,4,5,6
Kami Buyer, LLC	Delayed Draw	1.00%	3M SOFR		8/17/2029	$1,818,182	$(9,044)	$(11,428)	7,8,11,26
Kami Buyer, LLC	First Lien Term Loan	9.00%	3M SOFR	5.00%	8/17/2029	3,104,734	3,096,724	3,085,075	11,20
Total Direct Lending - Senior Secured Loans - Rest of World							$3,087,680	$3,073,647
Total Direct Lending - Senior Secured Loans							$918,020,055	$917,064,204

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Collateralized Loan Obligations and Warehouses - 27.5% of NAV									1,2,3,6
North America - 27.5% of NAV
Audax Senior Debt CLO 12, LLC	Subordinated Notes				4/22/2037	$2,250,000	$2,144,794	$2,144,794
Barings Middle Market CLO Ltd. 2025-I	Subordinated Notes				4/22/2038	35,843,500	35,905,804	35,905,804
Birch Grove CLO 10 Ltd.	Subordinated Notes				1/22/2038	1,500,000	1,534,885	1,295,846
Birch Grove CLO 12 Ltd.	Subordinated Notes				4/22/2038	1,500,000	1,537,185	1,463,712
Birch Grove CLO Ltd.	Subordinated Notes				7/17/2037	1,391,250	969,285	857,384
Carlyle US CLO 2025-2, Ltd	Subordinated Notes				7/25/2038	13,657,437	12,983,254	12,560,472
Churchill Middle Market CLO VI Ltd	Subordinated Notes				4/25/2037	43,052,619	43,864,534	43,885,252
CIFC Funding 2024-V, Ltd	Subordinated Notes				1/22/2038	2,286,600	2,013,767	1,873,876	19
CIFC Stone Warehouse III LTD	Warehouse					16,579,500	16,579,500	16,579,500	8
Great Lakes CLO VIII Ltd	Subordinated Notes				7/15/2037	95,650,000	95,021,827	94,872,219
Jefferies Credit Partners Direct Lending CLO 2025-1 Ltd.	Subordinated Notes				10/15/2037	16,314,865	15,416,849	15,416,849
NXT Capital CLO 2024-1, LLC	Subordinated Notes				1/15/2037	38,418,000	37,405,096	37,344,549
NXTC 2024-1A Class E Loan	Class E Note	11.71%	3M SOFR	7.81%	1/15/2037	17,100,000	16,955,680	17,063,372	5
Total Direct Lending - Collateralized Loan Obligations and Warehouses - North America							$282,332,460	$281,263,629
Total Direct Lending - Collateralized Loan Obligations and Warehouses							$282,332,460	$281,263,629

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Acquisition Date	Cost[25]	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated Investments (continued)
Investment Funds - 1.4% of NAV				1,22
North America - 1.4% of NAV
26N DL SIDECAR FUND I LP	10/23/2025	$—	$—	27
Diameter Credit Company	9/17/2025	6,000,000	5,989,755	8
GC BSL CLO Fund, L.P.	10/20/2025	2,505,000	2,540,060	8
Trinitas Capital Management, LLC	1/31/2025	6,000,000	5,881,587	6
Total Direct Lending - Investment Funds - North America		$14,505,000	$14,411,402
Total Direct Lending - Investment Funds		$14,505,000	$14,411,402
Total Direct Lending		$1,214,857,515	$1,212,739,235

Investments	Acquisition Date	Cost[25]	Fair Value	Footnotes
Specialty Credit - Non-Controlled/Non-Affiliated Investments - 7.1% of NAV
Investment Funds - 4.4% of NAV				1,22
Europe - 1.1% of NAV
Kartesia Credit Opportunities III S.C.A., SICAV-SIF - Class C	12/31/2025	$450,230	$704,106	8,23,28
Kartesia Credit Opportunities IV SCS - Class B	12/31/2025	1,338,614	1,937,254	8,23,28
Kartesia Credit Opportunities IV SCS - Class C	12/31/2025	6,141,430	7,903,721	8,23,28
Kartesia Credit Opportunities IV SCS - Class D	12/31/2025	370,362	532,968	8,23,28
Total Specialty Credit - Investment Funds - Europe		$8,300,636	$11,078,049
North America - 3.3% of NAV

Investments	Acquisition Date	Cost[25]	Fair Value	Footnotes
Specialty Credit - Non-Controlled/Non-Affiliated Investments - 7.1% of NAV
Investment Funds - 4.4% of NAV				1,22
North America - 3.3% of NAV
Blue Owl Opportunistic Lending Fund (Offshore) LP	10/1/2025	$7,429,449	$8,806,710	6,8
Carlyle Santiago Aggregator, L.P.	9/5/2024	2,916,359	3,127,504	6
Castlelake Consumer Receivables Opportunity III, L.P.	6/26/2024	3,716,334	4,885,944	8,23
Castlelake Consumer Receivables Opportunity IV, L.P.	11/22/2024	3,503,928	3,871,008	8,23

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Investments	Acquisition Date	Cost[25]	Fair Value	Footnotes
Specialty Credit - Non-Controlled/Non-Affiliated Investments - 7.1% of NAV
Investment Funds - 4.4% of NAV				1,22
North America - 3.3% of NAV
Castlelake Consumer Receivables Opportunity V, L.P.	10/13/2025	$2,916,000	$2,866,857	8,23
Pimlico Partners, L.P.	12/16/2025	2,000,000	2,000,000	23
West Street Strategic Solutions Offshore Fund I, L.P.	10/1/2025	7,336,628	8,121,709	8,23
Total Specialty Credit - Investment Funds - North America		$29,818,698	$33,679,732
Total Specialty Credit - Investment Funds		$38,119,334	$44,757,781

Investments	Investment Type	Cash Interest Rate / PIK	Reference Rate	Spread	Maturity Date	Principal Amount	Cost[25]	Fair Value	Footnotes
Specialty Credit - Non-Controlled/Non-Affiliated Investments (continued)
Private Lending - 2.7% of NAV									1,2,3,6
North America - 2.7% of NAV
AR3 LLC	First Lien Term Loan	10.21%	1M SOFR	6.00%	3/16/2027	$4,000,000	$4,037,107	$4,026,319	4,5,17
CLGF Holdco 2, LLC	First Lien Term Loan	12.50%	Fixed	12.50%	4/23/2030	8,330,000	8,215,227	8,329,988	4,24
Heights Financing I	Revolver	13.60%	1M SOFR	10.00%	10/31/2026	4,000,000	3,954,608	3,954,799	5,8
Heights Financing II	Revolver	12.48%	1M SOFR	9.50%	10/31/2026	4,000,000	3,361,952	3,367,563	4,5,8,16
Mission Lane Credit Card Master Trust JPM	Revolver	12.48%	1M SOFR	12.48%	4/1/2026	1,233,823	585,408	586,001	5,8
Pipe Warehouse Trust II	Delayed Draw	10.23%	3M SOFR	6.00%	4/1/2027	4,000,000	1,271,920	1,211,278	4,5,8,16
SPC Jamboree Lender LLC	Revolver	13.50%	1M SOFR	9.00%	9/30/2030	4,000,000	2,510,559	2,488,131	4,8,18,24
Symmetry Holdco, LLC	First Lien Term Loan	11.60%	1M SOFR	7.88%	12/27/2029	3,962,784	3,903,655	3,903,493	4,5,8,18
Total Specialty Credit - Private Lending - North America							$27,840,436	$27,867,572
Total Specialty Credit - Private Lending							$27,840,436	$27,867,572
Total Specialty Credit							$65,959,770	$72,625,353
Total Investments - 125.8% of NAV							$1,280,817,285	$1,285,364,588
Liabilities in excess of other assets - (25.8)% of NAV								$(264,163,469)
Net Assets - 100.0%								$1,021,201,119

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

1	Geographic region generally reflects the location of the investment manager for Investment Funds and Collateralized Loan Obligations or Warehouses and the company headquarters for other debt investments.
2	Fair value was determined using significant unobservable inputs.
3	Investment is generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. Investment is a Level 3 asset unless otherwise indicated.
4	Senior secured debt investment.
5	Investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR”) or an alternative base rate (commonly based on the Federal Fund Rate or the U.S. Prime Rate ("PRIME")), which generally reset periodically. For each such investment, the Fund has provided the reference rate used and the spread and the current contractual interest rate in effect at December 31, 2025. The interest rate disclosed is based on the reference rate as of the last reset date which may differ from the reference rate as of December 31, 2025. As of December 31, 2025, effective rates for 1 Month SOFR, 3 Month SOFR, 6 Month SOFR and PRIME are 3.787%, 4.011%, 4.200% and 6.750%, respectively. For companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2025. Certain investments are subject to a SOFR floor and have been provided.
6	Income producing investment that pays all interest in cash.
7	Unfunded commitment. Interest reflects the unfunded commitment fee rate.
8	Investment has an unfunded commitment balance. For private credit investments, unamortized capitalized fees (see Note 2) reduce cost basis and may result in a negative cost. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an unfunded commitment fee.
9	Interest rate on funded balance is subject to a floor of 0.50%.
10	Interest rate on funded balance is subject to a floor of 0.75%.
11	Interest rate on funded balance is subject to a floor of 1.00%.
12	Interest rate on funded balance is subject to a floor of 1.25%.
13	Interest rate on funded balance is subject to a floor of 1.50%.
14	Interest rate on funded balance is subject to a floor of 2.00%.
15	Interest rate on funded balance is subject to a floor of 2.50%.
16	Interest rate on funded balance is subject to a floor of 3.00%.
17	Interest rate on funded balance is subject to a floor of 3.50%.
18	Interest rate on funded balance is subject to a floor of 4.50%.
19	Security is held by CRDEX LLC and designated as collateral for borrowings on the JPMorgan Chase Bank, N.A. credit facility.
20	Security is held by SSG Holdings LLC and designated as collateral for borrowings on the Bank of Montreal credit facility.
21	Investment does not pay cash interest. Principal includes accumulated payment in kind (“PIK”) interest, which is collected upon repayment.
22	Investment Funds typically do not permit redemptions or withdrawals, except at the discretion of their general partner, manager, or advisor. Final distribution dates are generally unknown unless specified. These funds are fair valued using net asset value as the practical expedient, unless otherwise noted, and are usually acquired through private placements with contractual resale restrictions that do not lapse. Each investment may have been purchased on different dates and for varying amounts. As of December 31, 2025, the total fair value of restricted investments was $59.2 million, representing 5.8% of net assets. The acquisition date of the first purchase is listed in the Consolidated Schedule of Investments.
23	Investment is non-income producing.
24	Interest rate is fixed.
25	For non-controlled, non-affiliated debt investments, cost represents amortized cost.
26	Position is an unfunded delayed draw term loan with no rate setting.
27	Investment has been committed to but has not been funded as of December 31, 2025.
28	This investment is denominated in EUR. Values are translated into U.S. dollars using the exchange rate in effect at the reporting date.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2025

Summary of Investments by Strategy (as a percentage of total investments)
Direct Lending	94.3%
Specialty Credit	5.7%
Total Investments	100.0%

Derivative Instruments

Forward Foreign Currency Exchange Contracts

Currency to be		Settlement	Currency to be	Currency Amount to be	Currency Amount to be	Unrealized Appreciation
Sold	Counterparty	Date	Purchased	Sold	Purchased	(Depreciation)
Euro	State Street	January 30, 2026	USD	7,746,000	$9,136,934	$20,453
Total Forward Foreign Currency Exchange Contracts				7,746,000	$9,136,934	$20,453

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Assets and Liabilities

December 31, 2025

Assets
Non-controlled/non-affiliated investments, at fair value (cost $1,280,817,285)	$1,285,364,588
Cash and restricted cash	36,361,685
Cash denominated in foreign currency (cost $809,682)	796,826
Receivable from unsettled transactions	33,804,633
Dividend and interest receivable	6,025,433
Receivable for Fund shares sold	2,616,768
Prepaid expenses	65,214
Unrealized appreciation on forward foreign currency exchange contracts	20,453
Total Assets	1,365,055,600

Liabilities
Revolving credit facilities	337,288,385
Less deferred debt issuance costs	(3,100,925)
Revolving credit facilities less deferred debt issuance costs	334,187,460
Revolving credit facilities interest and fees payable	4,547,223
Incentive fees payable	3,217,334
Management fees payable	1,007,216
Professional fees payable	303,709
Administration fees payable	141,103
Trustees' fees payable	40,001
Transfer agent fees payable	28,628
Due to Adviser	24,848
Other accrued expenses	356,959
Total Liabilities	343,854,481
Commitments and contingencies (see Note 10)

Net Assets	$1,021,201,119

Components of Net Assets:
Paid-in capital	$1,023,474,287
Total distributable earnings (accumulated loss)	(2,273,168)
Net Assets	$1,021,201,119

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Assets and Liabilities (continued)

December 31, 2025

Class I
Net Assets	$1,021,142,971
Outstanding shares (unlimited number of shares authorized)	101,338,975
Net Asset Value Per Share	$10.08
Class D
Net Assets	$11,467
Outstanding shares (unlimited number of shares authorized)	1,138
Net Asset Value Per Share	$10.08
Class S:
Net Assets	$46,681
Outstanding shares (unlimited number of shares authorized)	4,629
Net Asset Value Per Share	$10.08

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Operations

For the Year Ended December 31, 2025

Investment Income
Non-controlled/non-affiliated investments interest income	$111,377,638
Non-controlled/non-affiliated investments dividend income	9,267,046
Non-controlled/non-affiliated investments payment in-kind income	245,766
Total Investment Income	120,890,450

Expenses
Revolving credit facilities interest and fees	14,998,600
Management fees	10,284,434
Incentive fees	8,715,391
Professional fees	3,083,303
Administration fees	1,792,388
Transfer agent fees	248,951
Trustees' fees	160,001
Income tax expense	107,049
Chief compliance officer fees	60,000
Distribution and shareholder servicing fees (Class S)	298
Shareholder servicing fees (Class D)	14
Other expenses	1,158,899
Total Expenses	40,609,328
Adviser expense recoupment (reimbursement)	957,118
Net Expenses	41,566,446
Net Investment Income (Loss)	79,324,004

Net Realized Gain (Loss)
Net realized gain (loss) on non-controlled/non-affiliated investments	(1,525,136)
Foreign currency transactions	(7,049)
Total Net Realized Gain (Loss)	(1,532,185)

Net Change in Unrealized Appreciation (Depreciation)
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated investments	4,467,695
Foreign currency translations	(18,709)
Forward foreign currency exchange contracts	20,453
Total Net Change in Unrealized Appreciation (Depreciation)	4,469,439

Net Increase (Decrease) in Net Assets from Operations	$82,261,258

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Period Ended December 31, 2024*
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$79,324,004	$5,417,652
Net realized gain (loss)	(1,532,185)	873
Net change in unrealized appreciation (depreciation)	4,469,439	79,608
Net Increase (Decrease) in Net Assets Resulting from Operations	82,261,258	5,498,133

Distributions from Distributable Earnings:
Class I	(84,352,201)	(5,700,402)
Class D	(1,018)	(413)
Class S	(3,860)	(413)
Class T1	—	(892)
Total Distributions from Distributable Earnings:	(84,357,079)	(5,702,120)
Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	212,550,879	167,654,960
Issuance of shares in connection with portfolio acquisition (Note 16)	623,460,822	—
Reinvestment of distributions	40,980,591	1,279,044
Repurchase of shares	(22,431,185)	(52,357)
Exchange of shares	—	—
Total Class I Transactions	854,561,107	168,881,647
Class D
Proceeds from shares issued	600	10,000
Reinvestment of distributions	1,017	413
Repurchase of shares	(642)	—
Exchange of shares	—	—
Total Class D Transactions	975	10,413
Class S
Proceeds from shares issued	—	10,000
Reinvestment of distributions	1,838	413
Repurchase of shares	—	—
Exchange of shares	34,435	—
Total Class S Transactions	36,273	10,413
Class T1
Proceeds from shares issued	—	34,125
Reinvestment of distributions	—	409
Repurchase of shares	—	—
Exchange of shares	(34,435)	—
Total Class T Transactions	(34,435)	34,534
Change in Net Assets Resulting from Capital Share Transactions	854,563,920	168,937,007

Total Increase (Decrease) in Net Assets	852,468,099	168,733,020

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended December 31, 2025	For the Period Ended December 31, 2024*
Net Assets
Beginning of period	168,733,020	—
End of period	$1,021,201,119	$168,733,020

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2025

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$82,261,258
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(869,480,734)
Proceeds from sales and repayments of investments, net of receivable from unsettled transactions	358,268,335
Net accretion of original issue discount on investments	(2,156,902)
Investments payment in-kind income	(245,766)
Net realized (gain) loss	1,525,136
Net change in unrealized appreciation (depreciation) on investments	(4,467,695)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(20,453)
Cash received from acquisition (Note 16)	141,932,908
Amortization of debt issuance costs	677,468
Amortization of offering costs	201,962
(Increase) Decrease in Assets
Dividend and interest receivable	(5,092,452)
Due from Adviser	305,985
Prepaid expenses	(52,052)
Increase (Decrease) in Liabilities
Professional fees payable	(103,698)
Revolving credit facility interest and fees payable	3,819,975
Management fees payable	844,164
Incentive fees payable	2,855,862
Trustees’ fees payable	(34,848)
Administration fees payable	90,770
Transfer agent fees payable	13,400
Due to Adviser	24,848
Other accrued expenses	165,248
Net Cash Provided by (Used in) Operating Activities	(288,667,281)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for Fund shares sold	211,017,690
Repurchase of shares	(22,431,827)
Distributions paid in cash	(43,373,633)
Proceeds from revolving credit facilities	499,999,999
Repayments of revolving credit facilities	(324,500,000)
Debt issuance costs paid	(2,292,250)
Net Cash Provided by (Used in) Financing Activities	318,419,979

Net Increase (Decrease) in Cash and Restricted cash	29,752,698

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Cash Flows (continued)

For the Year Ended December 31, 2025

Cash and Restricted cash
Beginning of period	7,405,813
End of period	$37,158,511

Reconciliation to the Consolidated Statement of Assets and Liabilities
Cash	6,816,554
Restricted cash	29,545,131
Cash denominated in foreign currency	796,826
Total Cash and Restricted cash	$37,158,511

Supplemental Information and Non-Cash Activities
Cash paid during the period for interest expense and commitment fees	$10,501,157
Cash paid for state, local and excise taxes	$64,345
Reinvestment of distributions	$40,983,446
Value of shares issued in connection with portfolio acquisition (Note 16)	$623,460,822
Investments purchased in connection with portfolio acquisition (Note 16)	$594,316,300
Credit facility assumed in connection with portfolio acquisition (Note 16)	$112,788,386

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended December 31, 2025	For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.07	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.90	0.48
Net realized and unrealized gain (loss)²	0.02	—
Total from investment operations	0.92	0.48
Less distributions:
From net investment income	(0.91)	(0.41)
Total distributions	(0.91)	(0.41)
Net Asset Value per share, end of period³	$10.08	$10.07

Net Assets, end of period (in thousands)	$1,021,143	$168,678

Ratios to average net assets⁴
Net investment income (loss)⁵	8.87%	8.79%
Expenses before adviser expense recoupment (reimbursement)⁵	4.54%	7.16%
Expenses after adviser expense recoupment (reimbursement)⁵	4.65%	5.70%
Total return³ ⁶ ⁷	9.50%	4.83%
Portfolio turnover rate⁸	76.00%	15.63%

Senior Securities:	As of December 31, 2025	As of December 31, 2024
Total borrowings (in thousands)	$337,288	$49,000
Asset coverage per $1,000 unit of senior indebtedness⁹	4,028	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the Fund’s share of income and expenses originating from investments in underlying Investment Funds.
5	Net investment income (loss) and expense ratios have been annualized for periods of less than twelve months, except for organizational costs, which are one-time expenses, and incentive fees. As of December 31, 2025, the Fund is fully recouped and as such, adviser expense recoupment (reimbursement) is not annualized for the year ended December 31, 2025. If incentive fees were excluded, the net investment income (loss) ratio would have increased by 0.97% and 0.54% for the year ended December 31, 2025 and the period ended December 31, 2024, respectively. If incentive fees were excluded, the expense ratio would have decreased by 0.97% and 0.54% for the year ended December 31, 2025 and the period from the commencement of operations through December 31, 2024, respectively.
6	Total return reflects the change in the net asset value per share based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund’s Dividend Reinvestment Plan (“DRIP”) (See Note 12). The total return for periods less than one year has not been annualized.
7	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
8	Excluding cash equivalents, the portfolio turnover rate represents lesser of the Fund’s purchases, or sales and proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund’s investments during the period and as required excludes investments acquired as part of the acquisition as described in Note 16. Result is not annualized.
9	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended December 31, 2025	For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.07	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.88	0.48
Net realized and unrealized gain (loss)²	0.05	—
Total from investment operations	0.93	0.48
Less distributions:
From net investment income	(0.92)	(0.41)
Total distributions	(0.92)	(0.41)
Net Asset Value per share, end of period³	$10.08	$10.07

Net Assets, end of period (in thousands)	$11	$10

Ratios to average net assets⁴
Net investment income (loss)⁵	8.60%	8.79%
Expenses before adviser expense recoupment (reimbursement)⁵	4.65%	7.16%
Expenses after adviser expense recoupment (reimbursement)⁵	4.76%	5.70%
Total return³ ⁶ ⁷	9.36%	4.83%
Portfolio turnover rate⁸	76.00%	15.63%

Senior Securities:	As of December 31, 2025	As of December 31, 2024
Total borrowings (in thousands)	$337,288	$49,000
Asset coverage per $1,000 unit of senior indebtedness⁹	4,028	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the Fund’s share of income and expenses originating from investments in underlying Investment Funds.
5	Net investment income (loss) and expense ratios have been annualized for periods of less than twelve months, except for organizational costs, which are one-time expenses, and incentive fees. As of December 31, 2025, the Fund is fully recouped and as such, adviser expense recoupment (reimbursement) is not annualized for the year ended December 31, 2025. If incentive fees were excluded, the net investment income (loss) ratio would have increased by 0.97% and 0.54% for the year ended December 31, 2025 and the period ended December 31, 2024, respectively. If incentive fees were excluded, the expense ratio would have decreased by 0.97% and 0.54% for the year ended December 31, 2025 and the period from the commencement of operations through December 31, 2024, respectively.
6	Total return reflects the change in the net asset value per share based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund’s DRIP (See Note 12). The total return for periods less than 1 year has not been annualized.
7	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
8	Excluding cash equivalents, the portfolio turnover rate represents lesser of the Fund’s purchases, or sales and proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund’s investments during the period and as required excludes investments acquired as part of the acquisition as described in Note 16. Result is not annualized.
9	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended December 31, 2025	For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.07	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.83	0.48
Net realized and unrealized gain (loss)²	0.04	—
Total from investment operations	0.87	0.48
Less distributions:
From net investment income	(0.86)	(0.41)
Total distributions	(0.86)	(0.41)
Net Asset Value per share, end of period³	$10.08	$10.07

Net Assets, end of period (in thousands)	$47	$10

Ratios to average net assets⁴
Net investment income (loss)⁵	8.14%	8.79%
Expenses before adviser expense recoupment (reimbursement)⁵	5.23%	7.16%
Expenses after adviser expense recoupment (reimbursement)⁵	5.34%	5.70%
Total return³ ⁶ ⁷	8.88%	4.83%
Portfolio turnover rate⁸	76.00%	15.63%

Senior Securities:	As of December 31, 2025	As of December 31, 2024
Total borrowings (in thousands)	$337,288	$49,000
Asset coverage per $1,000 unit of senior indebtedness⁹	4,028	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the Fund’s share of income and expenses originating from investments in underlying Investment Funds.
5	Net investment income (loss) and expense ratios have been annualized for periods of less than twelve months, except for organizational costs, which are one-time expenses, and incentive fees. As of December 31, 2025, the Fund is fully recouped and as such, adviser expense recoupment (reimbursement) is not annualized for the year ended December 31, 2025. If incentive fees were excluded, the net investment income (loss) ratio would have increased by 1.00% and 0.54% for the year ended December 31, 2025 and the period ended December 31, 2024, respectively. If incentive fees were excluded, the expense ratio would have decreased by 1.00% and 0.54% for the year ended December 31, 2025 and the period from the commencement of operations through December 31, 2024, respectively.
6	Total return reflects the change in the net asset value per share based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund’s DRIP (See Note 12). Total return for periods less than 1 year has not been annualized. Total return shown excludes the effect of applicable sales charges.
7	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
8	Excluding cash equivalents, the portfolio turnover rate represents lesser of the Fund’s purchases, or sales and proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund’s investments during the period and as required excludes investments acquired as part of the acquisition as described in Note 16. Result is not annualized.
9	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements
December 31, 2025

1. Organization

StepStone Private Credit Income Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on December 18, 2023 ("Inception") and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on June 3, 2024 ("Commencement of Operations").

The Fund offers an unlimited amount of number of shares in three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”).On January 17, 2025, the Fund converted all outstanding Class T shares into Class S shares and ceased offering Class T shares. The Shares are offered in a continuous registered public offering with subscriptions accepted daily at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund conducts quarterly offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting Shares as defined in the 1940 Act.

The Fund’s Board of Trustees (“Board”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Private Wealth LLC serves as the Fund's investment adviser ("Adviser") and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of StepStone Group LP. The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group Private Debt LLC, an affiliate of StepStone Group LP, serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. StepStone Group Europe Alternative Investments Limited (“SGEAIL”), an affiliate of StepStone Group LP, serves as the Fund’s investment sub-subadviser (“Sub-Subadviser”) and will provide ongoing research regarding the Fund’s investment portfolio. The Sub- Adviser and Sub-Subadviser are wholly owned subsidiaries of StepStone Group Private Debt AG (formerly, Swiss Capital Alternative Investments AG), which is a subsidiary of StepStone.

The Fund’s investment objectives are to seek to generate current income and, to a lesser extent, long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit and income-related investments (“Private Credit Investments”). The Fund defines Private Credit Investments to consist primarily of direct lending and specialty credit strategies. The Fund intends to primarily use a multi-lender approach to achieve its investment objectives while utilizing a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund’s assets may be deployed in investment strategies deemed appropriate under prevailing economic and market conditions to seek to achieve the Fund’s investment objectives. The Fund may make non-U.S. investments, some of which may be denominated in currencies other than the U.S. dollar. In most cases, the currency fluctuations of investments will be hedged through the use of currency derivatives or other instruments.

Master-Feeder Structure

The Fund and CRDEX Equity Partners LLC (“Feeder Fund”) are part of a “master-feeder” structure as described in Note 16. The Feeder Fund invests substantially all of its assets in the Class I Shares of the Fund. As of December 31, 2025, the Feeder Fund owns 63.06% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries including: Great Lakes SSG SPV Holdings LLC (“SSG Holdings SPV”), a Delaware limited liability company; CRDEX Cayman LLC, a limited liability company registered in the Cayman Islands; and CRDEX LLC and Great Lakes SSG SPV, which are bankruptcy remote special purpose vehicles organized as a Delaware limited liability companies (collectively, "Wholly-Owned Subsidiaries"). The effects of all intercompany transactions between the Fund and its Wholly-Owned Subsidiaries have been eliminated in consolidation.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for trading, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser, the Sub-sub adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act and ASC Topic 820. The Adviser’s Valuation Policy governs the Adviser’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations will involve significant professional judgment by the Adviser in the application of both observable and unobservable inputs.

For securities or Private Credit Investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Adviser does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

If a quoted market price is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. In the event that fair value is based upon a single sourced broker quote, these Private Credit Investments are categorized as Level 3 of the fair value hierarchy described in Note 4 of the Notes to the Consolidated Financial Statements. If the Fund were to use broker quotes, they would typically be received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such Private Credit Investments using a variety of valuation techniques. For direct lending investments, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar Private Credit Investments and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the Private Credit Investment relative to risk of the company and the specific direct lending investment. For specialty credit investments, the Fund also considers payment ratios, conditional prepayment rates, charge-off rates, delinquency ratios and other measures of the specific specialty credit investment's performance.

In determining the estimated fair value of a performing Private Credit Investment for which there is no actively traded market, the estimate of fair value will consider such factors as the current market environment relative to that of the Private Credit Investment held, the tenor of maturity date of the Private Credit Investment, the operating performance of the issuer, the concern for maintaining any covenant levels embedded in the instrument, the ability of the issuer to call the security (and the associated redemption price), market interest rate spreads and the general overall credit quality of the security over the life of the Private Credit Investment.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Each direct Private Credit Investment is assigned an internal credit rating. The ratings are based on available fundamental information and are used in conjunction with market inputs to create an estimate of fair value. For Private Credit Investments with higher ratings, no additional steps are taken. Private Credit Investments with lower internal credit ratings are considered for additional or alternative procedures to determine a fair value, which will include, but are not limited to, a review of additional market inputs, performance and other relevant information on comparable assets.

Defaulted Private Credit Investments are valued using several methods including the following: discounting the expected cash flows of the Private Credit Investment, valuing the net assets of the company, reviewing comparable precedent transactions involving similar companies, and using a performance multiple or market-based approach.

For defaulted Private Credit Investments, discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating.

Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain Private Credit Investments of the Fund. These Private Credit Investments are categorized as Level 3 of the fair value hierarchy.

Ordinarily, the fair value of the Fund’s investment in a private investment fund (“Investment Fund”) is based on the net asset value of the Investment Fund reported by its investment manager (“Investment Manager”). If the Adviser determines that the most recent net asset value reported by the Investment Manager does not represent fair value or if the Investment Manager fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Policy. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Investment Fund at the net asset value last reported by its Investment Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and incentive fees (carried interest) payable pursuant to the respective organizational documents of each Investment Fund. See further discussion regarding Investment Funds in Note 3.

Collateralized Loan Obligations (“CLO”) are not traded on a national securities exchange and instead are valued using a market yield approach. Under this approach, the Adviser estimates the fair value of CLO investments by applying a discounted cash flow methodology. Expected future cash flows are projected based on the terms of the CLO, the performance and characteristics of the underlying loan collateral, and assumptions regarding default rates, recovery rates, prepayment behavior, reinvestment spreads, reinvestment prices, and structural features of the CLO. These projected cash flows are then discounted using an assumed market yield (or required rate of return) that the Adviser believes a market participant would require for an investment with similar risk characteristics at the measurement date.

The assumed yield used in the valuation reflects factors including, but not limited to, prevailing market conditions, credit risk, liquidity considerations, structural subordination, and the expected volatility of cash flows. Because the valuation incorporates significant unobservable inputs, the fair value of the Fund’s CLO investments is classified as Level 3 within the fair value hierarchy.

The fair value of a Collateralized Loan Obligation Warehouse (“CLO Warehouse”), included as a direct lending investment in the Consolidated Schedule of Investments, if any, reflects the Fund’s pro rata interest in the residual economics of the structure. These investments are typically leveraged and are therefore sensitive to changes in the value and performance of the underlying assets. Valuation is influenced by factors including distributions, defaults, recoveries, prepayments, and the reinvestment environment. Interest is accrued daily based on an effective yield. Because the valuation incorporates significant unobservable inputs, the fair value of the Fund’s CLO Warehouse investments is classified as Level 3 within the fair value hierarchy.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

Revenue Recognition

Purchases of investment funds are recorded as of the first day of legal ownership and redemptions from investment funds are recorded as of the last day of legal ownership. All other investment transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from investments sold are recorded on the identified cost basis. Dividend income, if any, is recorded on the ex-dividend date.

Distributions received from Investment Funds occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the Investment Manager of the Investment Fund.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Interest income is recognized on an accrual basis. Interest income on debt instruments is accrued and recognized for those issuers who are currently paying in full cash interest or expected to pay in full cash interest. For those issuers who are in default or are expected to default, cash interest is not accrued and is only recognized when received unless the cash received is applied to principal based upon management’s judgment. Loan origination fees, original issue discounts ("OID") and market discounts or premiums are capitalized as part of the underlying cost of the Private Credit Investments and accreted or amortized over the life of the Private Credit Investments as interest income using the effective interest method.

Direct Loans and Specialty Credit Loans are generally placed on non-accrual status when a payment default occurs or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments. The Fund will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. The Fund may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written-off by reversing interest income in the period when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of December 31, 2025, no loans have defaulted or were on non-accrual status.

The Fund may earn various fees during the life of the loans. Such fees include, but are not limited to, administration and amendment fees, some of which are paid to the Fund on an ongoing basis. These fees, if any, are recognized as earned as a component of interest income on the Consolidated Statement of Operations. For the year ended December 31, 2025 the Fund recorded $0.2 million of interest income related to amendment fees.

Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, unamortized syndication fees, unamortized commitment fees and unamortized discounts are recorded as interest income. The Fund had prepayments that resulted in $0.6 million in interest income for the year ended December 31, 2025.

The Fund may have Private Credit Investments that contain payment in-kind (“PIK”) provisions. PIK income, computed at the contractual rate specified in the Private Credit Investment agreement, is added to the principal balance of the Private Credit Investment and collected upon repayment of the outstanding principal, and is recorded as payment in-kind income on the Consolidated Statement of Operations. The Fund prospectively ceases recognition of PIK income and adjusts the associated principal balance if such amounts and balances are deemed to be doubtful of collection. For Private Credit Investments with PIK income, the Fund calculates income accruals based on the principal balance including any PIK.

When a PIK Private Credit Investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Interest income for CLO beneficial interests is recognized using the effective yield method, based on management’s estimate of expected cash flows over the life of the security in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Estimated yields for CLO positions are updated upon receipt of payments quarterly, as needed, or upon a transaction, such as an add-on purchase, refinancing or reset. When payments are received, any amount above or below the expected yield is treated as an adjustment to interest income or cost basis. The expected yield and investment cost may ultimately not be realized.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations represents foreign exchange: (1) gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not separately isolate the impact of changes in exchange rates from other changes in the fair value of investments within the net realized gain (loss) and the change in unrealized appreciation (depreciation) of investments as presented on the Consolidated Statement of Operations.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“Forward Contracts”) under which the Fund is obligated to exchange currencies with counterparties on specified future dates at specified rates, and is subject to valuation changes based on the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign currency exchange contracts. The Fund records realized gains or losses at the time the Forward Contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. As of December 31, 2025, the Fund had one outstanding Forward Contract sold short, with total notional value of $9.2 million.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Fund Investments in which the Fund invests, including the underlying fees of the Fund Investments (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 6). Expenses are recorded on an accrual basis and, other than class-specific expenses, are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 8). Closing costs associated with the purchase of Investment Funds are included in the cost of the investment.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s revolving credit facilities. The aforementioned costs are amortized over the instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facilities balance on the Consolidated Statement of Assets and Liabilities.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

The Fund’s tax year is the 12-month period ending December 31. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2025, only tax year 2024 is subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes ("ASC 740"). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year.

In preparing the consolidated financial statements, SSG Holdings SPV and CRDEX LLC are disregarded for federal income tax purposes. CRDEX Cayman LLC is required to recognize their estimate of income taxes for purposes of determining deferred tax assets or liabilities. CRDEX Cayman LLC is subject to U.S. federal income and withholding tax, state taxes, and branch profits tax on effectively connected income with a U.S. trade or business. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent the Wholly-Owned Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.1 million. The organizational costs paid by the Adviser have been reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.5 million. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method. During the year ended December 31, 2025, the Fund amortized offering costs of $0.2 million which are included in the Consolidated Statement of Operations. Offering costs paid by the Adviser may be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs due to its continuously offered status. Ongoing offering costs will be expensed as incurred.

Cash and Restricted Cash

Cash includes monies on deposit with UMB Bank, N.A. who serves as the Fund’s custodian (“Custodian”). Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits.

Cash deposits are insured by the Federal Deposit Insurance Corporation by up to $250,000. Restricted cash includes amounts that are collected and held in connection with assets securing certain of the Fund's financing transactions. Restricted cash is restricted for payment of interest expense and principal on the outstanding borrowings or for reinvestment into new assets.

Shareholder Distributions

Distributions to shareholders are recorded on the ex-dividend date. Dividend payments are approved by the Board and are generally determined based upon current year estimated earnings and consider the level of undistributed taxable income carried forward from the prior year, if any, for distribution in the current year.

Segment Reporting

An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

3. Investments

Direct Lending

The Fund's direct lending investment strategy primarily consists of secured debt (including first lien senior secured and second lien senior secured), but may also include unsecured debt (including senior unsecured and subordinated debt) and mezzanine loans, as well as broadly syndicated loans and club deals (generally investments made by a small group of investment firms). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien senior secured debt is secured but subordinated in payment and/or lower in lien priority to first lien holders. Through this strategy, the Fund may also invest in investment funds, and privately offered structured products such as CLOs.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Specialty Credit

The Fund's specialty credit investment strategy primarily consists of privately originated lending (including corporate, real estate, infrastructure-related debt, trade and supply chain finance, marketplace lending (consumers, lending to lenders, etc.), insurance-linked strategies and instruments, royalties, aviation financing, shipping, regulatory capital financing and net asset value lending); and privately originated non-performing loans (including, for example, US residential mortgage loans and business loans in the EU). Through this strategy, the Fund may also invest in investment funds, and privately offered structured products such as CLOs.

Collateralized Loan Obligations

As part of the Fund's direct lending and specialty credit investment strategies, the Fund may invest in CLOs, which are structured by pooling certain private loans, other lender assets, and their associated collateral. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities; interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by credit enhancements, such as a letter of credit, surety bond, limited guaranty or senior/subordination structures. These payments are divided into multiple tranches of debt securities, offering distinct maturity and credit risk profiles. Some tranches receive regular principal and interest installments, while others receive only interest, with principal due at maturity or upon specified call dates. Each tranche may or may not have a defined interest rate. In instances where a tranche has an interest rate, the rate may be fixed or floating.

Collateralized Loan Obligation Warehouse

A CLO Warehouse is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt and equity securities is used to repay bank financing.

Investment Funds

Through the Fund's direct lending and specialty credit investment strategies, the Fund may invest in Investment Funds which are limited partnerships or limited liability companies that invest primarily in loans to private companies and are reported in the Consolidated Schedule of Investments. From time to time, the Fund may decide to purchase interests in an Investment Fund in the secondary markets.

4. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are fair valued using NAV or by adjusting the most recently available NAV for cash flows and public benchmark returns. As such, investments in securities with a fair value of $59.2 million are excluded from the fair value hierarchy as of December 31, 2025.

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The following is a summary of the Fund's investments classified by fair value hierarchy as of December 31, 2025:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Direct Lending
Senior Secured Loans	$—	$—	$917,064,204	$—	$917,064,204
Collateralized Loan Obligations and Warehouses	—	—	281,263,629	—	281,263,629
Investment Funds	—	—	—	14,411,402	14,411,402
Specialty Credit
Investment Funds	—	—	—	44,757,781	44,757,781
Private Lending	—	—	27,867,572	—	27,867,572
Total Investments	$—	$—	$1,226,195,405	$59,169,183	$1,285,364,588

Other Financial Instruments
Forward foreign currency exchange contracts	$—	$20,453	$—	$—	$20,453
Total	$—	$20,453	$—	$—	$20,453

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

The following table presents a summary of changes in fair value of Level 3 assets by investment type during the year ended December 31, 2025:

	Senior Secured Loans	Collateralized Loan Obligations and Warehouses	Private Lending	Total
Balance as of December 31, 2024	$166,366,651	$4,493,337	$31,901,909	$202,761,897
Transfers into Level 3	—	—	—	—
Purchases of investments	392,652,865	400,096,342	23,218,831	815,968,038
Investments acquired in acquisition (Note 16)	499,331,476	—	—	499,331,476
Proceeds from repayments of investments	(142,233,355)	(121,671,231)	(27,553,030)	(291,457,616)
Net accretion of original issue discount on investments	1,908,730	(2,894)	251,066	2,156,902
Non-controlled/non-affiliated investment payment in-kind income	245,766	—	—	245,766
Net realized gain (loss) on non-controlled/non-affiliated investments	(136,923)	(560,000)	90,542	(606,381)
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated investments	(1,071,006)	(1,091,925)	(41,746)	(2,204,677)
Transfers out of Level 3	—	—	—	—
Balance as of December 31, 2025	$917,064,204	$281,263,629	$27,867,572	$1,226,195,405

Net Change in Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of the Reporting Period	$(1,014,973)	$(1,068,831)	$14,040

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2025.

Strategy	Fair Value as of December 31, 2025	Valuation Technique(s)	Unobservable Input	Single Input or Range of Inputs	Weighted Average of Input[1]	Impact to Valuation from an Increase in Input[2]
Senior Secured Loans	$33,979,441	Recent Transactions	Transaction Price	$98.50 - $99.75	$99.03	Increase
Senior Secured Loans	$883,084,763	Yield	Market Yield Discount Spreads	3.54% - 12.86%	5.69%	Decrease
Private Lending	$27,867,572	Yield	Market Yield Discount Spread	5.16% - 13.44%	8.67%	Decrease
Collateralized Loan Obligation Warehouses	$16,579,500	Yield	Market Yield Discount Spread	15.00%	15.00%	Decrease
Collateralized Loan Obligations	$264,684,129	Discounted Cash Flows	Annual Default Rate	2.00% - 3.00%	2.92%	Decrease
			Annual Prepayment Rate	20.00%	20.00%	Increase
			Reinvestment Spread	3.20% - 5.40%	5.00	Increase
			Reinvestment Price	99.00 - 99.50	99.04	Decrease
			Recovery Rate	65.00%	65.00%	Increase
			Expected Yield	7.85% - 25.00%	17.00%	Decrease

1	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.
2	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

5. Derivative Instruments

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign currency exchange contracts for year ended December 31, 2025 in order to hedge overall portfolio currency risk. By entering into forward foreign exchange currency contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. Forward Contracts are not designated as hedging instruments. The fair values of derivative instruments as of December 31, 2025, and the realized and unrealized gain (loss) during the year ended December 31, 2025, are as follows:

Derivatives Not Designated as Hedging Instruments

		Asset Derivatives	Liability Derivatives
Consolidated Statement of Asset and Liabilities Location	Derivatives Instruments	Value	Value
Net unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$20,453	$—

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives Instruments	Forward Contracts	Total
Net unrealized appreciation on forward foreign currency exchange contracts	$20,453	$—

The quarterly average volumes of derivative instruments as of December 31, 2025 are as follows:

Derivatives Instruments		Notional Value
Forward foreign currency exchange contracts	Short Forward Contract	$(1,827,387)

6. Related Party Transactions

Advisory Agreement

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.15% on an annualized basis of the Fund’s daily net assets. The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee on a monthly basis. For the year ended December 31, 2025, the Adviser earned $10.3 million in Management Fees of which $1.0 million was payable as of December 31, 2025.

In addition, the Fund pays the Adviser an income-based incentive fee (“Incentive Fee”). The Incentive Fee is accrued daily and payable quarterly in arrears based on the Fund’s pre-incentive fee net investment income (“Pre-Incentive Fee Net Investment Income”) for the most recently completed calendar quarter. The payment of the Incentive Fee is subject to a quarterly hurdle rate, expressed as a rate of return on the value of the Fund’s net assets at the end of the most recently completed calendar quarter, of 1.25% (5.00% annualized) (“Hurdle Rate”), subject to a “catch up” feature.

For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its Wholly- Owned Subsidiaries) receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses and fees paid to the Adviser under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock or credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees), net of any expense waivers or expense payments by the Adviser. Pre- Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation.

The calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee will be payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

•	100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.3889% in any calendar quarter (5.5556% annualized) will be payable to the Adviser. This portion of the Fund’s Incentive Fee that exceeds the Hurdle Rate but is less than or equal to 1.3889% is referred to as the “catch up” and is intended to provide the Adviser with an Incentive Fee of 10% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.3889% (5.5556% annualized) on net assets in any calendar quarter; and

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

•	10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.3889% (5.5556% annualized) on net assets in any calendar quarter will be payable to the Adviser once the Hurdle Rate and catch-up have been achieved (10% of the Fund’s Pre-Incentive Fee Net Investment Income thereafter will be allocated to the Adviser).

The Adviser pays the Sub-Adviser 60% of the Incentive Fee on a quarterly basis. For the year ended December 31, 2025, the Adviser earned $8.7 million in Incentive Fees of which $3.2 million was payable as of December 31, 2025.

Expense Limitation and Reimbursement Agreement

The Adviser entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof on June 2, 2025 (“Limitation Period”). On February 20, 2025, the Limitation Period was extended for a period of one year ending on April 30, 2026. The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund during the Limitation Period to an amount not to exceed 1.00% for Class I, D, and S shares, on an annualized basis, of the Fund’s prior day net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) Acquired Fund Fees; (iii) the Incentive Fee; (iv) transactional costs, including legal costs and brokerage commissions, and sourcing and servicing or related fees incurred by the Fund in connection with the servicing by non-affiliated third parties of, and other related administrative services associated with the acquisition and disposition of the Fund’s investments; (v) interest payments incurred on borrowing by the Fund or its subsidiaries; (vi) fees and expenses incurred in connection with a credit facility obtained by the Fund or any of its subsidiaries, including any expense for acquiring ratings related to the credit facilities; (vii) distribution and shareholder servicing fees, as applicable; (viii) taxes; and (ix) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders.

If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any day exceeds the Expense Cap, the Adviser will waive its Management Fee, waive its Incentive Fee, directly pay and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives its Management Fee or Incentive Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable Class of Shares if (i) the aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses have fallen to a level below the Expense Cap and (ii) the recouped amount does not raise the level of aggregate ordinary operating expenses, plus waived fees, reimbursed expenses or directly paid expenses in respect of a Class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

During the year ended December 31, 2025, the Adviser recouped $1.0 million under the Expense Limitation and Reimbursement agreement, as recorded on the Statement of Operations. The Consolidated Statement of Assets and Liabilities includes a Due to Adviser of $24,848 as of December 31, 2025 for the expenses paid by the Adviser on behalf of the Fund.

Administration Agreement

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee (“Administration Fee”) in an amount up to 0.205% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the year ended December 31, 2025, the Administrator earned $1.8 million in Administration Fees of which $0.1 million was payable as of December 31, 2025.

7. Sub-Administrator and Other Agreements

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

7. Sub-Administrator and Other Agreements (continued)

UMB Bank, N.A. serves as the Fund’s Custodian pursuant to a custody agreement. As the Custodian, UMB Bank, N.A. holds the Fund’s U.S. assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by the Custodian in accordance with the terms of the custody agreement. For the year ended December 31, 2025, the Custodian earned $208,228 in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $44,741 was payable as of December 31, 2025 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Sub-Administrator also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended December 31, 2025, the Transfer Agent earned $248,951 in transfer agent fees of which $28,628 was payable as of December 31, 2025.

SEI Investments Global Funds Services (“Loan Administrator”) provides certain outsourced loan administration services for the Fund. For the year ended December 31, 2025, the Loan Administrator earned $364,260 in loan administration fees, recorded in other expenses on the Consolidated Statement of Operations, of which $89,463 was payable and included in other accrued expenses on the Consolidated Statement of Assets and Liabilities as of December 31, 2025.

8. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain Registered Investment Advisers ("RIA") and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S and Class T Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares and Class T Shares. On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the share class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended December 31, 2025, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

9. Revolving Credit Facilities

On June 3, 2024, the Fund, through CRDEX LLC as borrower, entered into a Loan and Security Agreement (“JPM Loan and Security Agreement”) with JPMorgan Chase Bank, National Association (“JPM”), as the administrative agent, UMB Bank, National Association, as the collateral agent, and the lenders party thereto from time to time, to provide CRDEX LLC with a revolving credit facility (“JPM Credit Facility”). Borrowings under the JPM Credit Facility are secured by all of the assets held by CRDEX LLC. The JPM Credit Facility carries a commitment of $250 million with an accordion provision, with increases up to $350 million, subject to satisfaction of certain conditions. As of December 31, 2025, the carrying value of the outstanding borrowings approximates fair value due to the variable interest rate and would be categorized in Level 3 of the fair value hierarchy.

Borrowings under the JPM Credit Facility generally bear interest at a rate per annum equal to 3-Month Term SOFR plus a margin of 2.26%, with no floor on a 3-Month Term SOFR (“Applicable Margin”). The JPM Credit Facility has a commitment fee (“Commitment Fee”) of 0.75% per annum on the average daily unused balance. In addition, the Fund is required to pay an undrawn fee, calculated as the Applicable Margin minus the Commitment Fee, multiplied by the shortfall between the Minimum Funding amount and the actual outstanding borrowings, if the aggregate principal amount of the outstanding borrowings is less than the required minimum funding amount (“Minimum Funding”). The Minimum Funding requirement, as a percentage of JPM Credit Facility commitments, increases over time, beginning with no Minimum Funding required during the period June 3, 2024 through August 31, 2024, a 20% Minimum Funding for the period September 1, 2024 through November 30, 2024, a 45% Minimum Funding for the period December 1, 2024 through February 2, 2025, an 18% Minimum Funding for the period February 3, 2025 through February 28, 2025, a 23% Minimum Funding for the period March 1, 2025 through April 30, 2025, a 35% Minimum Funding for the period May 1, 2025 through May 31, 2025, a 42% Minimum Funding for the period June 1, 2025 through July 31, 2025, a 57% Minimum Funding for the period August 1, 2025 through October 31, 2025, a 64.5% Minimum Funding for the period November 1, 2025 through January 31, 2026, and a 75% Minimum Funding for the period February 1, 2026 through June 3, 2027, with a final scheduled termination date of June 3, 2029 (as amended). Prior to February 3, 2025 the initial commitment was $100 million and the margin was 2.575%.

On October 8, 2025, the Fund amended the JPM Facility to increase the commitment from $250 million to $350 million and reduce the Applicable Margin to 2.10%.

As of December 31, 2025, the Fund had outstanding borrowings of $290.5 million under the JPM Credit Facility. For the year ended December 31, 2025, the Fund’s borrowings under the JPM Credit Facility bore interest at a weighted average interest rate of 6.35%. For the year ended December 31, 2025, the daily average amount of outstanding borrowings under the JPM Credit Facility was $153.1 million. In conjunction with the JPM Credit Facility, the Fund paid a closing fee of 1.0% which is being amortized in the Consolidated Statement of Operations over the term of the JPM Credit Facility. For the year ended December 31, 2025, expenses charged to the Fund related to the JPM Credit Facility were $11.3 million.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

9. Revolving Credit Facilities (continued)

As a result of a transaction that was completed on January 2, 2025 as described in Note 16, the Fund acquired substantially all of the assets of CRDEX Equity Partners LLC (formerly, CPCF as defined in Note 16) in exchange for Class I Shares of the Fund, and the Fund became the sole member of SSG Holdings SPV, a wholly-owned and consolidated subsidiary organized as a Delaware limited liability company. SSG Holdings SPV is party to a loan and security agreement dated November 6, 2023, that was amended January 2, 2025, with the Bank of Montreal as administrative agent and collateral agent (the “SSG Holdings SPV Credit Facility”). The SSG Holdings SPV Credit Facility, will generally bear interest at a rate per annum equal to 3-Month Term SOFR plus a margin of 2.60%. The SSG Holdings SPV Credit Facility is secured by a first priority security interest in substantially all of the assets of SSG Holdings SPV and a pledge over 100% of the Funds equity interest in SSG Holdings SPV. The SSG Holdings SPV Credit Facility matures on June 21, 2031, unless sooner terminated in accordance with its terms.

On June 23, 2025, the Fund amended the SSG Holdings SPV Credit Facility to decrease the commitment from $445.9 million to $162.5 million and reduce the Applicable Margin to 2.30%. As of December 31, 2025, the carrying value of the outstanding borrowings approximates fair value due to the variable interest rate and would be categorized in Level 3 of the fair value hierarchy.

As of December 31, 2025, the Fund had outstanding borrowings of $46.8 million under the SSG Holdings SPV Credit Facility. For the year ended December 31, 2025, the Fund’s borrowings under the SSG Holdings SPV Credit Facility bore interest at a weighted average interest rate of 6.77%. For the year ended December 31, 2025, the daily average amount of outstanding borrowings under the SSG Holdings SPV Credit Facility was $52.6 million. In conjunction with the SSG Holdings SPV Credit Facility, CPCF paid a closing fee of 1.0% which was assumed as part of the acquisition described in Note 16, and which is being amortized in the Consolidated Statement of Operations over the term of the SSG Holdings SPV Credit Facility. For the year ended December 31, 2025, expenses charged to the Fund related to the SSG Holdings SPV Credit Facility were $3.7 million.

For the year ended December 31, 2025 the Fund had aggregate daily average outstanding borrowings of $205.7 million at a weighted average interest rate of 6.46%.

10. Commitments and Contingencies

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

Contingencies associated with the Expense Limitation and Reimbursement Agreement are discussed in Note 6.

As of December 31, 2025, the Fund has contractual unfunded commitments to provide additional funding of $40.0 million to Investments in Funds.

As of December 31, 2025, the Fund had the following unfunded commitments to investments in loans:

Investments in loans	Unfunded Commitment
AAH Topco, LLC Delayed Draw	$2,251,114
ACP Avenu Buyer, LLC Delayed Draw	248,846
ACP Avenu Buyer, LLC Revolver	87,096
ACP Oak Buyer, Inc. Delayed Draw	281,690
ACP Oak Buyer, Inc. Revolver	1,267,606
Advanced Medical Management, LLC Revolver	421,112
Alkeme Intermediary Holdings, LLC Delayed Draw	212,459
Alkeme Intermediary Holdings, LLC Revolver	30,404
Allworth Financial Group, L.P. Delayed Draw	1,585,085
Allworth Financial Group, L.P. Revolver	176,678

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Ambient Enterprises Holdco LLC Delayed Draw	$1,300,614
Ambient Enterprises Holdco LLC Delayed Draw	867,371
Amercareroyal, LLC Delayed Draw	597,590
Amercareroyal, LLC Revolver	245,783
American Family Care, LLC Delayed Draw	1,505,018
American Family Care, LLC Revolver	451,631
AmeriLife Holdings LLC Delayed Draw	1,787,698
AmeriLife Holdings LLC Revolver	738,164
Any Hour LLC Delayed Draw	625,455
Any Hour LLC Revolver	55,411
Apex Service Partners, LLC Delayed Draw	1,443,270
Apex Service Partners, LLC Revolver	71,503
Aprio Advisory Group, LLC Delayed Draw	286,557
Aprio Advisory Group, LLC Delayed Draw	3,688,525
Aprio Advisory Group, LLC Revolver	24,918
Aptean, Inc. Delayed Draw	2,460,152
Aptean, Inc. Revolver	187,554
Aptive Environmental, LLC Delayed Draw	155,039
Aptive Environmental, LLC Revolver	310,078
Archer Lewis, LLC Delayed Draw	11,004
Arcline Liberty Buyer LLC Delayed Draw	774,194
Arcline Liberty Buyer LLC Revolver	516,129
Arctic Holdco, LLC Delayed Draw	76,702
Arctic Holdco, LLC Revolver	110,344
Argano LLC Revolver	166,836
ASP Global Holdings, LLC Delayed Draw	246,353
ASP Global Holdings, LLC Revolver	43,069
Atlantic Pipe Services, LLC Delayed Draw	991,736
Aviation Technical Services, Inc. Revolver	166,667
Avita Care Solutions Revolver	98,901
Axis Portable Air LLC Delayed Draw	1,047,273
Axis Portable Air, LLC Revolver	737,087
Badge 21 Midco Holdings LLC Delayed Draw	1,098,200
Badge 21 Midco Holdings LLC Revolver	642,646
BBMA Buyer LLC Delayed Draw	2,864,583
BC Group Holdings, Inc. Delayed Draw	1,313,556
BCI Burke Holding Corp. Delayed Draw	838,634
Beacon Oral Specialists Management LLC Delayed Draw	1,010,633
Berlin Rosen Acquisition, LLC Revolver	86,470
Big Top Holdings, LLC Revolver	25,000
BridgePointe Technologies, LLC Delayed Draw	53,157
BridgePointe Technologies, LLC Delayed Draw	5,081,973

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Bristol Hospice, LLC Revolver	$348,432
Cardiovascular Associates Delayed Draw	4,326,125
Cardiovascular Associates Revolver	190,340
Carnegie Dartlet, LLC Delayed Draw	46,000
Carnegie Dartlet, LLC Revolver	20,000
Case Works, LLC Revolver	12,353
Catalyst Acoustic Group, Inc. Delayed Draw	1,088,889
Centex Acquisition, LLC Revolver	324,520
Cerity Partners Equity Holding LLC Delayed Draw	1,145,170
Cerity Partners Equity Holding LLC Revolver	307,692
Cherry Bekaert Advisory LLC Delayed Draw	115,861
Choice Financial Group, LLC Delayed Draw	4,000,000
Chronicle Parent LLC Delayed Draw	2,040,000
Chronicle Parent LLC Revolver	740,741
CMG Holding Co, LLC Revolver	275,011
Combined Wellness Acquisition Co Delayed Draw	225,000
Computer Services, Inc. Delayed Draw	29,196
Computer Services, Inc. Delayed Draw	15,959
Cooper's Hawk Intermediate Holding, LLC Revolver	252,632
Cornerstone Advisors of Arizona, LLC Revolver	447,214
Creative Multicare LLC Delayed Draw	3,104,895
CRH Healthcare Purchaser, Inc. Delayed Draw	689,655
CRH Healthcare Purchaser, Inc. Revolver	275,862
CSG Buyer, Inc. Delayed Draw	473,684
CSG Buyer, Inc. Revolver	157,895
CT Technologies Intermediate Holdings Delayed Draw	156,693
CUB Financing Intermediate, LLC Delayed Draw	4,000,000
Curio Brands Intermediate, LLC Delayed Draw	1,307,190
Curio Brands Intermediate, LLC Revolver	653,595
Danforth Global, Inc. Revolver	710,503
DCCM MergerSub, LLC Delayed Draw	2,864,617
DCCM MergerSub, LLC Revolver	1,145,847
Denali Intermediate Holdings Revolver	657,380
Denali Topco, LLC Delayed Draw	819,672
Denali Topco, LLC Revolver	393,443
Dentive, LLC Revolver	117,808
Designs for Health, Inc. Revolver	842,105
Digicert, Inc. Revolver	269,247
Discovery SL Management, LLC Delayed Draw	267,412
Discovery SL Management, LLC Revolver	33,427
Duke's Root Control, Inc. Revolver	276,448
Durare Bidco, LLC Delayed Draw	1,515,152

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Durare Bidco, LLC Revolver	$727,273
EdgeCo Buyer, Inc. Delayed Draw	556,474
EdgeCo Buyer, Inc. Revolver	355,196
Einstein Parent, Inc. Revolver	544,674
Elder Care Opco LLC Delayed Draw	985,158
Elder Care Opco LLC Revolver	295,547
Empower Payments Investor, LLC Delayed Draw	923,077
Engineering Resource Group Buyer, LLC Delayed Draw	589,681
Engineering Resource Group Buyer, LLC Revolver	294,840
Epika Fleet Services, LLC Delayed Draw	582,155
Equinox Buyer, LLC Revolver	305,444
EvAl Home Health Solutions Intermediate, L.L.C. Revolver	20,000
Everbridge Holdings, LLC Delayed Draw	281,481
Everbridge Holdings, LLC Revolver	185,185
Evergreen Services Group II Delayed Draw	1,008,581
First Legal Buyer, Inc. Delayed Draw	453,713
First Legal Buyer, Inc. Revolver	286,964
Force Electrical Buyerco, LLC Delayed Draw	1,943,347
Force Electrical Buyerco, LLC Revolver	314,288
Fullsteam Operations LLC Delayed Draw	474,002
Fullsteam Operations LLC Revolver	158,001
Gator Plastic Intermediate Holdings, LLC Revolver	400,662
GC Waves Holdings, Inc Delayed Draw	373,438
GMF Parent, Inc. Delayed Draw	500,000
GMF Parent, Inc. Delayed Draw	450,000
GMF Parent, Inc. Revolver	275,000
Gold Medal Holdings, Inc Delayed Draw	248,731
Golden State Dermatology Management, LLC Delayed Draw	2,107,143
Graymar Acquisition LLC Delayed Draw	1,145,013
Greenwood Operating Group, LLC Revolver	1,068,062
GS Acquisitionco, Inc. Delayed Draw	350,698
Guava Buyer LLC Delayed Draw	214,013
Guava Buyer LLC Revolver	249,682
Halo Buyer, Inc. Revolver	621,037
Harris & Co. LLC Delayed Draw	540
Harris & Co. LLC Delayed Draw	2,074,281
Harris & Co. LLC Revolver	181,310
Heads Up Technologies, Inc. Revolver	636,364
Health Buyer LLC Revolver	82,721
Hec Purchaser Corp. Revolver	260,417
Heights Financing I Revolver	45,201
Heights Financing II Revolver	632,437

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Heritage Foodservice Investment, LLC Delayed Draw	$1,474,391
Heritage Foodservice Investment, LLC Revolver	167,392
HHS Buyer Inc. Delayed Draw	322,472
HHS Buyer Inc. Revolver	1,081,315
Hills Distribution, Inc. Delayed Draw	212,733
Ideal Components Acquisition, LLC Delayed Draw	965,264
Ideal Components Acquisition, LLC Revolver	697,135
IEQ Capital, LLC Delayed Draw	261,364
IF&P Holding Company, LLC Delayed Draw	2,131,126
Improving Acquisition, LLC Revolver	525,844
Inszone Mid, LLC Delayed Draw	307,313
ITS Buyer, Inc. Revolver	395,546
Ivy Technology Parent Intermediate III Holdings, LLC Revolver	362,597
JS Global, LLC Revolver	416,667
KabaFusion Parent LLC Revolver	356,254
Kami Buyer, LLC Delayed Draw	1,818,182
Kelso Industries LLC Delayed Draw	119,384
Kept Companies, Inc. Delayed Draw	413,329
Lakewood Acquisition Corp Revolver	1,509,054
LeadVenture Inc. Revolver	519,346
Lido Advisors, LLC Delayed Draw	255,093
Lido Advisors, LLC Revolver	54,774
Life Science Intermediate, Holdings, LLC Delayed Draw	1,192,875
Life Science Intermediate, Holdings, LLC Revolver	249,658
Lindstrom, LLC Revolver	325,916
LJ Avalon Holdings, LLC Delayed Draw	2,750,000
LJ Avalon Holdings, LLC Revolver	666,667
Management Consulting & Research, LLC Delayed Draw	160,456
Management Consulting & Research, LLC Revolver	868,751
Mechanair LLC Delayed Draw	1,263,158
Mechanair LLC Revolver	317,753
Med Learning Group, LLC Delayed Draw	416,667
Medical Device Inc. Revolver	470,859
Medrina, LLC Delayed Draw	1,212,632
Minds Buyer, LLC Revolver	156,250
Mission Lane Credit Card Master Trust JPM Revolver	647,822
MKD Electric, LLC Revolver	73,823
MoboTrex, LLC Delayed Draw	1,197,949
MoboTrex, LLC Revolver	355,556
Model N, Inc. Delayed Draw	388,601
Model N, Inc. Revolver	207,254
Moonlight Parent, Inc. Delayed Draw	754,717

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Moonlight Parent, Inc. Revolver	$452,830
MPULSE Mobile, Inc. Delayed Draw	307,692
MPULSE Mobile, Inc. Revolver	461,538
National EC Services, Inc. Delayed Draw	1,710,058
National EC Services, Inc. Revolver	342,012
Nautic Angels Acquisition LLC Delayed Draw	1,231,818
New Charter Technologies, Inc. Delayed Draw	3,808,241
New Charter Technologies, Inc. Revolver	282,092
NMI Acquisitionco, Inc. Revolver	110,767
OPS Wildcat Merger Sub, Inc. Revolver	29,412
Optimizely North America Inc. Revolver	352,000
OSR Opco LLC Revolver	1,000,000
OSR Opco LLC, Revolver	338,235
Owl Cyber Defense Solutions, LLC Revolver	201,688
Packaging Coordinators Midco, Inc. Delayed Draw	357,462
Packaging Coordinators Midco, Inc. Delayed Draw	38,549
Packaging Coordinators Midco, Inc. Delayed Draw	487,420
Packaging Coordinators Midco, Inc. Delayed Draw	475,531
Packaging Coordinators Midco, Inc. Revolver	374,524
PAG Holding Corp. Revolver	298,244
PAI Financing Merger Sub LLC Revolver	792,254
Patriot Foods Buyer, Inc. Delayed Draw	1,828,767
Pave America Holding, LLC Delayed Draw	609,730
Pave America Holding, LLC Revolver	454,054
PCS Midco, Inc. Delayed Draw	2,935
PCS Midco, Inc. Revolver	6,250
PestCo, LLC Delayed Draw	496,644
PestCo, LLC Revolver	268,456
PGI Parent LLC Revolver	359,909
Pharmalogic Holdings Corp Delayed Draw	829,016
Pipe Warehouse Trust II Delayed Draw	2,739,487
Play Holdings, Inc. Revolver	197,162
PMA Parent Holdings, LLC Revolver	104,500
PMA Parent Holdings, LLC Revolver	97,114
Point Quest Group, Inc. Delayed Draw	487,805
Point Quest Group, Inc. Revolver	292,683
PPW Aero Buyer, Inc. Delayed Draw	44,980
Premise Health Holding Corp Delayed Draw	74,465
Prestige PEO Holdings, LLC Revolver	173,416
PRGX Global, Inc. Delayed Draw	876,121
Puma Buyer, LLC Revolver	1,388,889
Purple Cow Buyer, LLC Delayed Draw	2,604,255

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Quantum Design International Delayed Draw	$2,439,024
Quantum Design International Delayed Draw	1,626,016
Quick Quack Car Wash Holdings, LLC Delayed Draw	5,300,000
Railpros Parent, LLC Delayed Draw	444,774
Railpros Parent, LLC Revolver	222,387
RBFD Buyer, LLC Delayed Draw	188,363
RBFD Buyer, LLC Revolver	81,191
RCP Nats Purchaser, LLC Delayed Draw	1,120,079
RCP Nats Purchaser, LLC Revolver	784,055
Recipe Acquisition Corp. Delayed Draw	680,976
Recipe Acquisition Corp. Revolver	139,013
Red Fox CD Acquisition Corporation Delayed Draw	1,475,921
REP TEC Intermediate Holdings, Inc. Revolver	517,680
Resixperts Holdco, LLC Delayed Draw	1,582,723
Resixperts Holdco, LLC Revolver	233,900
Rocket Youth Brands HoldCo LLC Delayed Draw	1,166,015
Rocket Youth Brands HoldCo LLC Revolver	174,902
RPM Purchasers, Inc. Delayed Draw	197,759
RRA Corporate, LLC Delayed Draw	11,541
RRA Corporate, LLC Revolver	10,211
SAAB Purchaser, Inc. Delayed Draw	1,846,154
SAAB Purchaser, Inc. Revolver	246,154
Sabel Systems Technology Solutions, LLC Revolver	79,422
SageBrush Buyer, LLC Revolver	258,621
Salisbury House, LLC Delayed Draw	513,183
Salisbury House, LLC Revolver	249,749
Salt Dental Collective, LLC Revolver	60,026
Salute Mission Critical, LLC Delayed Draw	147,954
Sigma Defense Systems LLC Revolver	25,000
Sigma Defense Systems, Inc. Delayed Draw	211,330
SkyMark Refuelers, LLC Delayed Draw	209,594
SkyMark Refuelers, LLC Delayed Draw	960,384
SkyMark Refuelers, LLC Revolver	480,192
Socket Holding Corporation Delayed Draw	572,189
Socket Holding Corporation Revolver	202,545
Solairus Holdings, LLC Delayed Draw	1,173,709
Solairus Holdings, LLC Delayed Draw	268,502
Solairus Holdings, LLC Revolver	394,366
Solairus Holdings, LLC Revolver	67,126
Sonny's Enterprises, LLC Delayed Draw	138,000
SPC Jamboree Lender LLC Revolver	1,489,441
Spring Dental Intermediate, LLC Delayed Draw	561,275

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Springline Advisory Intermediate, LLC Delayed Draw	$3,172,340
Springline Advisory Intermediate, LLC Revolver	425,532
SRP Eagle Buyer, Inc. Delayed Draw	1,290,323
SRP Eagle Buyer, Inc. Revolver	516,129
Stonebridge Companies, LLC Delayed Draw	1,022,263
Stonebridge Companies, LLC Revolver	681,508
SuperHero Fire Protection, LLC Revolver	34,166
Surgical Center Solutions, LLC Delayed Draw	621,890
Surgical Center Solutions, LLC Revolver	292,289
SV Newco 2, Inc. Delayed Draw	1,824,000
SV Newco 2, Inc. Revolver	180,733
Syndigo LLC Revolver	473,934
Tau Midco, LLC Delayed Draw	281,690
Tau Midco, LLC Revolver	260,978
Tender Products, Inc. Revolver	631,579
Theoria Management, LLC Delayed Draw	1,033,327
TL Atlas Merger Sub Corp Revolver	1,000,000
ToxStrategies, LLC Delayed Draw	163,702
ToxStrategies, LLC Revolver	229,183
Tricor, LLC Delayed Draw	1,892,058
Tricor, LLC Revolver	242,183
Truck-Lite CO, LLC Delayed Draw	585,414
Truck-Lite CO, LLC Delayed Draw	481,478
TVG- MGT Merger, LLC Delayed Draw	1,901,326
TVG- MGT Merger, LLC Revolver	46,530
Tvg Shelby Buyer, Inc. Delayed Draw	518,304
Tvg Shelby Buyer, Inc. Revolver	83,333
U.S. Urology Parnters, LLC Delayed Draw	4,000,000
Upland Software, Inc. Revolver	1,333,333
USIC Holdings, Inc. Delayed Draw	84,762
USIC Holdings, Inc. Revolver	228,070
USN OpCo, LLC Delayed Draw	3,333,333
Vacation Rental Brands, LLC Delayed Draw	179,123
Vacation Rental Brands, LLC Revolver	555,419
Vatica Health, Inc. Revolver	363,636
Vensure Employer Services, Inc. Delayed Draw	62,506
Vertex Service Partners, LLC Delayed Draw	1,182,879
VITAL PURCHASER, LLC Revolver	164,000
Vortex Companies, LLC Delayed Draw	1,602,411
VTC Buyer Corp. Delayed Draw	574,091
VTC Buyer Corp. Revolver	802,907
Vybond Buyer LLC Delayed Draw	1,290,231

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

Investments in loans (continued)	Unfunded Commitment
Vybond Buyer LLC Revolver	$967,673
W.A. Kendall and Company, LLC Delayed Draw	1,487,154
W.A. Kendall and Company, LLC Revolver	111,335
Wasteology Group Transportation, LLC Delayed Draw	1,257,132
Wasteology Group Transportation, LLC Revolver	389,007
Western Smokehouse Partners, LLC Delayed Draw	503,181
Western Smokehouse Partners, LLC Revolver	309,122
Wges Buyer Inc. Delayed Draw	2,805,000
Wharf Street Ratings Acquisition LLC Delayed Draw	362,567
Wharf Street Ratings Acquisition LLC Revolver	374,332
Worldwide Insurance Network, LLC Delayed Draw	1,032,780
WSRP Advisory, LLC Delayed Draw	2,320,000
Total unfunded commitments	$233,922,045

11. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses. On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares and Class S Shares by an investor is $25,000. The minimum initial investment in any share class may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

Subject to certain conditions, Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

11. Capital Share Transactions (continued)

The following table summarizes the capital share transactions for the year ended December 31, 2025 and the period ended December 31, 2024:

	For the Year Ended December 31, 2025		For the Period Ended December 31, 2024*
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	20,894,126	$212,550,879	16,622,652	$167,654,960
Issuance of shares in connection with portfolio acquisition (Note 16)	61,816,805	623,460,822	—	—
Reinvestment of distributions	4,071,736	40,980,591	127,015	1,279,044
Repurchase of shares	(2,188,251)	(22,431,185)	(5,108)	(52,357)
Exchange of shares	—	—	—	—
Net increase (decrease)	84,594,416	$854,561,107	16,744,559	$168,881,647
Class D
Proceeds from shares issued	59	$600	1,000	$10,000
Reinvestment of distributions	101	1,017	41	413
Repurchase of shares	(63)	(642)	—	—
Exchange of shares	—	—	—	—
Net increase (decrease)	97	$975	1,041	$10,413
Class S
Proceeds from shares issued	—	$—	1,000	$10,000
Reinvestment of distributions	182	1,838	41	413
Repurchase of shares	—	—	—	—
Exchange of shares	3,406	34,435	—	—
Net increase (decrease)	3,588	36,273	1,041	$10,413
Class T
Proceeds from shares issued	—	$—	3,365	$34,125
Reinvestment of distributions	—	—	41	409
Repurchase of shares	—	—	—	—
Exchange of shares	(3,406)	(34,435)	—	—
Net increase (decrease)	(3,406)	$(34,435)	$3,406	$34,534

*	The Fund commenced operations on June 3, 2024.

The Fund conducts quarterly offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed in Note 1). No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5.00% of its outstanding Shares.

Rule 23c-3(b)(5) of the 1940 Act permits the Fund to repurchase up to an additional 2.00% of its outstanding Shares beyond the stated repurchase offer amount in the event that Shareholder repurchase requests exceed the offer. During the periods presented, repurchase requests were below the applicable offer amounts. Therefore, the Fund did not exercise the available option to repurchase additional Shares beyond the stated offer amount. As a result, all repurchase requests were fulfilled in full, and no pro rata reductions were necessary.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

11. Capital Share Transactions (continued)

The following table summarizes the Fund’s repurchase activity:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Shares Repurchased
September 16, 2024	514,837	18
December 16, 2024	817,048	5,090
March 14, 2025	3,898,769	244,398
June 16, 2025	4,417,984	1,537,818
September 15, 2025	4,674,625	149,848
December 15, 2025	4,921,706	256,250

12. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.

13. Investment Transactions

For the year ended December 31, 2025, purchases of investments, including the funding of existing commitments, excluding short-term investments, were $869.5 million. For the year ended December 31, 2025, total distributions, sales and repayments from investments, excluding short-term investments, were $392.1 million.

14. Tax Information

The Fund’s tax year ends on December 31. Accordingly, the tax-related disclosures herein are based on information as of December 31, 2025, the most recent tax year-end. There were no material tax-related changes during the period from January 1, 2025 through December 31, 2025. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions for the tax years ended December 31, 2024. During the year ended December 31, 2025 and for the period from June 3, 2024 (commencement of operations) to December 31, 2024, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. Tax year 2024 is open to examination.

As of December 31, 2025, the Fund had temporary differences primarily due to timing of the amortization of organizational costs and undistributed tax basis.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. As of December 31, 2025, the Fund had permanent book to tax differences of $12,329 resulting primarily from a nondeductible excise tax. This permanent book to tax difference has been reclassified to paid-in capital and had no effect on the net assets or net asset value per share of the Fund.

For the tax year ended December 31, 2025, the Fund's tax components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$12,079
Accumulated capital and other losses	(911,753)
Undistributed long-term capital gains	—
Net tax appreciation (depreciation)	$(750,537)
Other temporary differences	(622,957)
Total distributable earnings (accumulated loss)	$(2,273,168)

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

14. Tax Information (continued)

The tax character of Subchapter M distributions for the tax year ended December 31, 2025 was as follows:

	Ordinary Income	Long-Term Capital Gains
2025	$84,357,079	$—
2024	$5,702,120	$—

For the tax year ended December 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) were as follows:

Gross unrealized appreciation	$3,168,956
Gross unrealized depreciation	(3,919,493)
Net unrealized appreciation (depreciation) on investments	$(750,537)

Tax cost of investments	$1,286,116,869

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership and passive foreign investment company investments.

ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of the tax year ended December 31, 2025 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the tax year ended December 31, 2025, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of the tax year ended December 31, 2025.

15. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

16. Portfolio Acquisition

On January 2, 2025, the Fund had the initial closing on an agreement with Cresset Partners Private Credit Fund, LLC ("CPCF") to acquire substantially all of CPCF’s net assets (“Portfolio Acquisition”). The Portfolio Acquisition was effected pursuant to the Unit and Asset Purchase Agreement, dated as of November 23, 2024 (the “Purchase Agreement”), by and among the Fund, CPCF, and additional parties. The Purchase Agreement sets forth the terms and conditions of the transaction, including the mechanism by which substantially all of the net assets of CPCF were acquired by the Fund in exchange for Class I Shares of the Fund, and outlines the in-kind transfer of assets and assumption of certain liabilities. The Portfolio Acquisition is treated as a taxable event for U.S. federal income tax purposes. The agreement also describes the closing deliverables, purchase price allocation, post-closing adjustments, and other material terms governing the acquisition and related restructuring activities. Upon closing the Portfolio Acquisition, CPCF was renamed CRDEX Equity Partners LLC ("Feeder Fund").

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

16. Portfolio Acquisition (continued)

The assets acquired in the transaction consisted of cash, a portfolio of investments in corporate loans, collateralized loan obligations and interests in investment vehicles that invest in debt securities. The liabilities assumed consist of the SSG Holdings SPV Credit Facility.

The transaction had an initial closing on January 2, 2025, at which point ownership of substantially all of the Feeder Fund's assets was transferred to the Fund. This initial transfer was subject to certain holdbacks and valuation adjustments, which were finalized on April 23, 2025.

Changes in ownership of the portfolio of investments were effectuated by each investment's respective form of assignment, such that all acquired investments are held in the name of the Fund. In addition, the Fund became the sole member of SSG Holdings SPV and, as a result, consolidates all SSG Holdings SPV’s assets and liabilities, including a portfolio of direct lending assets, CLO assets and the SSG Holdings SPV Credit Facility.

On January 2, 2025, March 31, 2025, and April 23, 2025, the Fund issued 56,931,963, 4,813,788, and 71,054 Shares, respectively, of additional Class I Shares to the Feeder Fund in connection with the Fund's acquisition of its net assets. On April 23, 2025, subsequent to the final closing of the Portfolio Acquisition, the Fund had gross assets of $1.0 billion, net assets of $860.6 million and 85,171,225 Shares outstanding.

The Portfolio Acquisition was accounted for as an asset acquisition under ASC 805-50, Business Combinations-Related Issues (“ASC 805”). Under asset acquisition accounting, the Fund allocated the total consideration paid—including the fair value of Class I Shares issued and transaction costs—to the individual assets acquired and liabilities assumed based on their relative fair values as of the acquisition date. In accordance with ASC 805-50-30-1, the acquired assets were recognized based on their cost to the Fund, which included transaction costs, and no goodwill was recorded. The fair value of the net assets acquired equaled the consideration paid, and no gain or loss was recognized. Cash received from the Portfolio Acquisition is presented net of transaction costs, other assets, and other liabilities in the Consolidated Statement of Cash Flows.

With substantially all CRDEX Equity Partners LLC assets invested in Shares of the Fund, it became a Feeder Fund following the Portfolio Acquisition. As of December 31, 2025, the Feeder Fund held 65.1% of the outstanding Shares of the Fund. The Shares held by the Feeder Fund are subject to contractual lock-ups that expire in various tranches beginning in March 31, 2026. As the lock-ups expire, the Shares held by the Feeder Fund are distributed to the investors in the Feeder Fund who become direct investors in the Fund.

On January 2, 2025, as a result of the Portfolio Acquisition, the Fund became the sole member of SSG Holdings SPV, a wholly-owned and consolidated subsidiary as described in Note 2. SSG Holdings SPV is party to a loan and security agreement dated as described in Note 9.

As of January 2, 2025, SSG Holdings SPV had $112.8 million outstanding on the $445.9 million commitment under the SSG Holdings SPV Credit Facility. The total commitment amount was later amended as described in Note 9.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)
December 31, 2025

16. Portfolio Acquisition (continued)

The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the Portfolio Acquisition:

Value of shares issued	$623,460,822
Transaction costs	935,174
Consideration paid	$624,395,996

Investments	$594,316,300
Cash, cash equivalents, and restricted cash	145,563,672
Other assets	1,195,950
Total assets acquired	741,075,922

SSG Holdings SPV Credit Facility	112,788,386
Other liabilities	3,891,540
Total liabilities acquired	116,679,926
Total net assets acquired	$624,395,996

17. Subsequent Events

On February 9, 2026, the Fund commenced a repurchase offer with a valuation date of March 16, 2026.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Credit Income Fund

Trustees and Officers (unaudited)
December 31, 2025

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	5	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	5	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	5	Director of Elme Communities (real estate investment trust)(since 2025) Director, KBS Real Estate Investment Trust II, Inc. (since 2019) and KBS Real Estate Investment Trust III, Inc. (Since 2019)

Interested Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020) Managing Director, RiverBridge Capital (Since 2018)	5	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	5	None

StepStone Private Credit Income Fund

Trustees and Officers (unaudited) (continued)
December 31, 2025

Executive Officers
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since Inception	Partner, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since Inception	CFO and COO, StepStone Group Private Wealth LLC (Since 2019); President, Carolon Capital (Since 2013)
Dean Caruvana Birth Year: 1988	Secretary and Chief Compliance Officer	Indefinite Length – Since Inception	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

[2]	Each Trustee or Officer serves an indefinite term, until his or her successor is elected.
[3]	This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Credit Income Fund

Other Information (unaudited)
December 31, 2025

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Interval Fund Policy

The Fund has adopted a fundamental policy, which may be changed only by the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Fund's shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov, or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Credit Income Fund

Privacy Notice (unaudited)
December 31, 2025

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

●	to respond to and communicate with you;
●	to provide the services you request and manage our relationship with you;
●	to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;
●	to provide user and technical support;
●	to carry out statistical analysis and market research; and
●	to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

StepStone Private Credit Income Fund

Privacy Notice (unaudited) (continued)
December 31, 2025

Job Applicants

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

●	Name and contact information;
●	Username and password;
●	Work authorization status;
●	Resume, CV, cover letter, work experience, and education information;
●	Skills;
●	Professional and work-related licenses, permits, and certifications held;
●	Reference-related information; and
●	Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal information to Non-Affiliates

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

●	In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and
●	If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal information outside the EEA (excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

StepStone Private Credit Income Fund

Privacy Notice (unaudited) (continued)
December 31, 2025

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

●	the right of access to personal information held;
●	the right to amend and rectify any inaccuracies in personal information held;
●	the right to erase personal information held;
●	the right to data portability of personal information held; and
●	the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided).

Investment Adviser and Administrator
StepStone Group Private Wealth LLC
128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202
www.stepstonepw.com

Investment Sub-Adviser
StepStone Group Private Debt LLC
277 Park Avenue 44th Floor

New York, New York 10172

Investment Sub-Subadviser
StepStone Group Europe
Alternative Investments Limited

Third Floor, One Haddington Buildings
Haddington Road, Floor 3

Dublin 4, D04 X4C9, Ireland

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.
235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor
Distribution Services, LLC
3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Credit Income Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the year ended December 31, 2025 and the period ended December 31, 2024 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $355,000 and $187,500, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the year ended December 31, 2025 and the period ended December 31, 2024 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $23,675 and $13,675, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the year ended December 31, 2025 and the period ended December 31, 2024 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $54,000 and $75,560, respectively. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the year ended December 31, 2025 and the period ended December 31, 2024 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the year ended December 31, 2025 and the period ended December 31, 2024 (the Registrant’s first period of operations) were $2.9 million and $1.5 million, respectively.

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group Private Debt LLC (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private assets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (each a “Portfolio Manager”) as of the date of this filing:

Gary Gipkhin

Gary Gipkhin is a director and member of the private debt investment team at StepStone Group. Prior to joining StepStone Group, Mr. Gipkhin worked in investment banking at SunTrust Robinson Humphrey, where he originated and executed a variety of M&A, debt and equity transactions for clients in the industrials space. Mr. Gipkhin received his BS in finance and accounting from the Kelley School of Business at Indiana University.

Ariel Goldblatt

Ariel Goldblatt is a partner and member of the private debt team at StepStone Group. Prior to joining StepStone Group in April 2019, Ms. Goldblatt was a director of business development at CNBC, Inc., where she led business development and M&A activity. Prior to that, Ms. Goldblatt was a senior analyst at Eachwin Capital, L.P. an institutionally oriented investment management firm, from February 2013 to February 2017. Before that she worked in private equity, private credit and investment banking at Apax Partners LLP, Crescent Capital Group L.P. and Merrill Lynch & Co. Ms. Goldblatt received her MBA from The Wharton School, University of Pennsylvania and her BS in finance from the Schreyer Honors College, Pennsylvania State University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers

(As of December 31, 2025)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Gary Gipkhin	One account, $0.2B	Zero accounts	One account, $1.2B	Zero accounts	Zero accounts	Zero accounts
Ariel Goldblatt	One account, $0.2B	Zero accounts	Two accounts, $1.2B	Zero accounts	Zero accounts	One account, $1.9B

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high-net-worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably over time; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Managers

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of December 31, 2025, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his or her ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of each of Mr. Gipkhin’s and Ms. Goldblatt’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of December 31, 2025, Mr. Gipkhin and Ms. Goldblatt did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Credit Income Fund

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	March 6, 2026

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	March 6, 2026

*	Print the name and title of each signing officer under his or her signature.